Exhibit 10.3

HIGHLY CONFIDENTIAL & TRADE SECRET

OHA SENIOR PRIVATE LENDING FUND (U) LLC

Limited Liability Company Interest

SUBSCRIPTION

BOOKLET

HIGHLY CONFIDENTIAL & TRADE SECRET

OHA SENIOR PRIVATE LENDING FUND (U) LLC

SUBSCRIPTION CHECKLIST

Please read this checklist after completing the attached Subscription Booklet of
OHA Senior Private Lending Fund (U) LLC (the “Subscription Booklet”).

Before submitting the Subscription Booklet, please confirm completion of the following tasks:

☐	Have you filled in the name of the investor and subscription amount on the first page of the Subscription Agreement in Part 1 of the Subscription Booklet?

☐	Have you completed the Investor Questionnaire in Part 2 of the Subscription Booklet?

☐	Have you completed the Investor Data Sheet in Part 3 of the Subscription Booklet?

☐	Have you signed and dated the signature page in Part 4 of the Subscription Booklet?

☐	Have you completed, signed, dated and attached an Internal Revenue Service (“IRS”) Form W-9, as described in Part 6 of the Subscription Booklet?

☐	Have you completed, signed and dated the Anti-Money Laundering Questionnaire in Part 7 of the Subscription Booklet?

☐	Have you collected the applicable investor back-up documents described in Part 7 of the Subscription Booklet?

☐	If applicable, have you completed, signed and dated the Certification of Intermediaries in Part 7 of the Subscription Booklet?

OHA SENIOR PRIVATE LENDING FUND (U) LLC

SUBSCRIPTION INSTRUCTIONS

This subscription booklet (the “Subscription Booklet”) relates to the offering of a limited liability company interest (an “Interest”) in OHA Senior Private Lending Fund (U) LLC, a Delaware limited liability company (the “Company” or the “Fund”). This Subscription Booklet contains all of the materials necessary for you to subscribe for the Interest. Prior to completing such materials, you should read the Company’s Form 10 Registration Statement filed with the Securities and Exchange Commission (“SEC”), the Amended and Restated Limited Liability Company Agreement (as amended, modified and/or restated from time to time, the “LLC Agreement”), and the Investment Advisory Agreement entered into between the Company and OHA Private Credit Advisors II, L.P., a Delaware limited partnership (the “Advisor”).

You may apply to become a Member of the Company by taking the following steps:

1.           Read the subscription agreement of the Company (the “Subscription Agreement”) (Part 1).

2.           Fill in the name of the investor and the amount of the Capital Commitment (as defined herein) on the first page of the Subscription Agreement (Part 1).

3.           Complete the Investor Questionnaire (Part 2). For investors that are nominee, custodial or other similar accounts, Part 2 of this Subscription Booklet must be completed on behalf of the underlying investor(s) and such nominee / custodial or other similar account in its capacity as nominee, custodian or other similar party for the underlying investor(s). If responses to questions in Part 2 differ between the nominee / custodial or other similar account in its capacity as nominee, custodian or other similar party and the underlying investor(s), please contact OHA Private Credit Advisors II, L.P. whose contact information is set forth below.

4.           Complete the Investor Data Sheet (the investor must provide all information regarding its identity, including its name and tax identification number or social security number and all contact information) (Part 3).

5.           Complete, sign and date the signature page (which evidences your agreement to be bound by the terms and conditions of both the Subscription Agreement and the LLC Agreement) (Part 4).

6.           Read the Privacy Notice of the Company and related parties (Part 5).

7.           As a “U.S. person” for U.S. federal income tax purposes, complete, sign and date Internal Revenue Service (“IRS”) Form W-9 “Request for Taxpayer Identification Number and Certification” in accordance with the instructions accompanying such form (Part 6).

8.           Complete, sign and date the Anti-Money Laundering Questionnaire and provide the requested back-up documentation (Part 7).

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9.           If applicable, complete, sign and date the Certification of Intermediaries (included in Part 7).

10.         Please email the entire Subscription Booklet (including any unmarked pages) and appropriate back-up documentation to:

State Street Global Services | Transfer Agency

Emails:	nwalch@statestreet.com

altopsta@statestreet.com

With a copy to:

ClientServices.IR@oakhilladvisors.com

(please encrypt before sending)

11.          If your subscription is accepted by the Company (in whole or in part), then a fully executed copy of the Subscription Booklet shall be returned to you.

12.          Questions regarding the subscription documents should be directed to:

State Street Global Services | Transfer Agency

Emails:	nwalch@statestreet.com

altopsta@statestreet.com

With a copy to:

ClientServices.IR@oakhilladvisors.com

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PART 1

5

HIGHLY CONFIDENTIAL & TRADE SECRET

OHA SENIOR PRIVATE LENDING FUND (U) LLC

Full Name of Investor

Capital Commitment

OHA Senior Private Lending Fund (U) LLC
c/o OHA Private Credit Advisors II, L.P.
1 Vanderbilt Avenue, 16th Floor
New York, NY 10017

Ladies and Gentlemen:

This subscription agreement (together with the Investor Questionnaire and the Investor Data Sheet, collectively referred to herein as this “Subscription Agreement”) is made by and among OHA Senior Private Lending Fund (U) LLC, a Delaware limited liability company (the “Company”), OHA Private Credit Advisors II, L.P., a Delaware limited partnership and the adviser of the Company (the “Advisor”), and the undersigned individual or entity (the “Investor”) who is hereby applying to become a member of the Company (a “Member”), on the terms and conditions set forth in (a) this Subscription Agreement, (b) the amended and restated limited liability company agreement of the Company (as amended, modified and/or restated from time to time, the “LLC Agreement”), (c) the Investment Advisory Agreement, between the Company and the Advisor (as amended, modified and/or restated from time to time, the “Investment Advisory Agreement”), and (d) the Company’s Form 10 Registration Statement filed with the Securities and Exchange Commission (“SEC”) (the “Form 10”, together with this Subscription Agreement, the LLC Agreement and the Investment Advisory Agreement, the “Fund Documents”), copies of which have been furnished to the Investor (including by way of furnishing such documents to an electronic data room or internet website to which the Investor has been granted access). Capitalized terms used but not defined in this Subscription Agreement have the meanings set forth in the LLC Agreement.

Except as otherwise indicated, all references herein to “$” or “dollars” are to U.S. dollars.

I.            SUBSCRIPTION AGREEMENT

The Investor hereby irrevocably subscribes for a limited liability company interest in the Company (an “Interest”) with a capital commitment (the “Capital Commitment”) in the amount set forth above and on the Investor’s signature page hereof (subject to reduction as provided below). The Interest shall not be deemed to be sold or issued to, or owned by, the Investor (and the Investor’s subscription for the Interest, in whole or in part, shall not be deemed finally accepted) until the Investor is admitted as a Member to the Company. The Investor acknowledges and agrees that the Advisor reserves the right, in its discretion, to admit the Investor as a Member to the Company on the date of any closing of the Company (each such date of admission, a “Closing Date”) and that the Advisor reserves the right, in its discretion, to reject this subscription for the Interest, in whole or in part, at any time prior to any Closing Date, notwithstanding execution by or on behalf of the Investor of the signature page hereof or notice from the Advisor of its conditional acceptance of the Investor’s subscription for the Interest. If this subscription is rejected in full, or in the event the Closing Date applicable to the Investor does not occur (in which event this subscription shall be deemed to be rejected), this Subscription Agreement shall thereafter have no force or effect; provided, that, notwithstanding the foregoing, if a portion of the Investor’s Capital Commitment is not accepted as of a Closing Date for any purpose set forth in the LLC Agreement or as otherwise agreed with the Investor (while the remaining portion of the Investor’s Capital Commitment is accepted as of such Closing Date), then such portion of such Capital Commitment that was not accepted shall remain part of the Investor’s irrevocable subscription pursuant to this Subscription Agreement (which shall remain in full force and effect) until the earlier of (I) the Final Closing (with respect to the portion, if any, not accepted by the Advisor) and (II) the date on which the Advisor notifies the Investor in writing that such portion of its Capital Commitment that was not accepted will not be accepted by the Company as of any subsequent Closing Date. During such period, the Advisor may, in its discretion, as of one or more subsequent Closing Dates and with prior written notice to the Investor, accept all or any part of the portion of the Investor’s Capital Commitment that previously was not accepted, in each case, in a manner consistent with the LLC Agreement. The accepted amount of the Investor’s Capital Commitment with respect to a Closing Date shall be the amount set forth on the Advisor’s signature page hereto applicable to such Closing Date. As of any applicable subsequent Closing Date that the Advisor accepts all or any part of the portion of the Investor’s Capital Commitment that previously was not accepted, the total accepted amount of the Investor’s Capital Commitment shall be the amount set forth on the Advisor’s most recent additional signature page hereto. The Investor agrees to be bound by the terms of the LLC Agreement and specifically confirms and agrees to the appointment of the Advisor as the Investor’s attorney-in-fact under the provisions of and in accordance with the terms of the LLC Agreement.

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II.         REPRESENTATIONS AND WARRANTIES

A.          Representations and Warranties of the Investor. The Investor hereby represents and warrants to, and agrees with, the Advisor and the Company that the following statements are true as of the date hereof and shall be true as of each Closing Date applicable to the Investor and as of each date on which the Investor makes any Capital Contributions or additional Capital Commitments to the Company:

1.            The Investor’s Interest is being acquired by the Investor, either for the Investor’s own account or as an agent, a representative, an intermediary, or a nominee for another Person, solely for investment and not with a view to resale, distribution, assignment or transfer of all or a portion thereof.

2.            a.             The Investor acknowledges that: (i) the offering and sale of the Interest have not been and will not be registered under the U.S. Securities Act of 1933, as amended from time to time (the “Securities Act”), and are being made in reliance upon U.S. federal and state exemptions for transactions not involving a public offering.

b.            The Investor represents and warrants that: (i) it is an “accredited investor” (as defined in Regulation D promulgated under the Securities Act); (ii) it is a “qualified purchaser” (as defined in Section 2(a)(51)(A) of the Investment Company Act and the regulations issued thereunder); and (iii) the Investor will not engage in hedging transactions involving the Interest unless in compliance with the Securities Act and other applicable U.S. and/or non-U.S. securities laws. The Investor agrees that it will not take any action that could have an adverse effect on the availability of the exemption from registration provided by Regulation D promulgated under the Securities Act with respect to the offer and sale of the Interest.

c.            The information relating to the Investor set forth in the Investor Questionnaire, the Investor Data Sheet and the Anti-Money Laundering Questionnaire attached hereto and forming a part of this Subscription Agreement is complete and accurate.

3.            In connection with the purchase of the Interest, the Investor represents and warrants that: (a) it meets all suitability standards imposed on it by applicable law; and (b) the Investor is not structured or operated for the purpose or as a means of circumventing the provisions of the Investment Company Act.

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4.            The Investor has been furnished with, and has carefully read, the Fund Documents and has been given the opportunity to (a) ask questions of, and receive answers from, the Advisor or any of its Affiliates concerning the terms and conditions of the offering of the Interest and other matters pertaining to an investment in the Company and (b) obtain any additional information necessary to evaluate the merits and risks of an investment in the Company that the Advisor can acquire without unreasonable effort or expense. In considering a subscription for the Interest, the Investor has evaluated for itself the risks and merits of such investment and is able to bear the economic risk of such investment, including a complete loss of capital, and in addition has not relied upon any representations made by, or other information (whether oral or written) furnished by or on behalf of, the Company, the Advisor or any director, officer, employee, agent or Affiliate of such Persons, other than as set forth in the Fund Documents. The Investor has carefully considered and has, to the extent it believes necessary, discussed with legal, tax, accounting and financial advisors the suitability of an investment in the Company in light of its particular tax and financial situation, and has determined that the Interest being subscribed for hereunder is a suitable investment for the Investor.

5.            The Investor (either alone or together with any advisors retained by the Investor in connection with evaluating the merits and risks of prospective investments) has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of purchasing the Interest, including the risks set forth in the Form 10, and is able to bear the economic risk of such investment, including a complete loss of capital.

6.            The Investor, if it is a corporation, limited liability company, trust, partnership or other entity, is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and the execution, delivery and performance by the Investor of this Subscription Agreement and the execution of the LLC Agreement on behalf of the Investor and the performance of the Investor’s duties and obligations thereunder are within the Investor’s corporate or other powers, as applicable, have been duly authorized by all necessary corporate or other action on its behalf, require no action by or in respect of, or filing with, any governmental body, agency or official (except as disclosed in writing to the Advisor), and do not and shall not result in a breach of any of the terms, conditions or provisions of, or constitute a default under, any provision of any charter, by-laws, trust agreement, indenture, mortgage, deed of trust, credit, note or evidence of indebtedness, or any lease or other agreement, or any license, permit, franchise or certificate, regulation, law, judgment, order, writ, injunction or decree to which the Investor is a party or by which the Investor or any of its properties is bound. This Subscription Agreement and the LLC Agreement have been duly executed and delivered by, or on behalf of, the Investor and constitute valid and binding agreements of the Investor, enforceable against the Investor in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

7.            If the Investor is a natural person, the execution, delivery and performance by the Investor of this Subscription Agreement and the execution of the LLC Agreement on behalf of the Investor and the performance of the Investor’s duties and obligations thereunder are within the Investor’s legal right, power and capacity, require no action by or in respect of, or filing with, any governmental body, agency, or official (except as disclosed in writing to the Advisor), and do not and shall not result in a breach of any of the terms, conditions or provisions of, or constitute a default under, any provision of applicable law or regulation or of any judgment, order, writ, injunction or decree or any agreement or other instrument to which the Investor is a party or by which the Investor or any of the Investor’s properties is bound. This Subscription Agreement and the LLC Agreement have been duly executed and delivered by, or on behalf of, the Investor and constitute valid and binding agreements of the Investor, enforceable against the Investor in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

HIGHLY CONFIDENTIAL & TRADE SECRET

8.            The Investor is not a defined contribution plan (such as a plan qualified under Section 401(a) of the U.S. Internal Revenue Code of 1986, as amended from time to time (the “Code”)) or a partnership or other investment vehicle (a) in which its partners or participants have or shall have any discretion to determine whether or how much of the Investor’s assets are invested in any investment made or to be made by the Investor or (b) that is otherwise an entity managed to facilitate the individual decisions of its beneficial owners to invest in the Company.

9.            If the Investor is, or is acting (directly or indirectly) on behalf of, a Benefit Plan Investor (as defined in the Investor Questionnaire), the Investor represents that: (a) assuming that the assets of the Company are not “plan assets” for purposes of the U.S. Employee Retirement Income Security Act of 1974, as amended from time to time (“ERISA”), the purchase, holding and disposition of the Interest by the Investor will not result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code for which an exemption is not available; (b) neither the Investor nor any fiduciary or other person acting on the Investor’s behalf has solicited or received from the Advisor or any of their respective directors, officers, members, partners, employees, agents, principals, or Affiliates (collectively, “Designated Persons”), any evaluation or other investment advice on any basis in respect of the advisability of a subscription for the Interest in light of the Plan’s (as defined below) assets, cash needs, investment policies or strategy, overall portfolio composition or plan for diversification of assets or is relying on or has relied on any Designated Person for any such advice; and (c) no Designated Person is a “fiduciary” of the Investor within the meaning of Section 3(21) of ERISA or Section 4975(e)(3) of the Code (either with respect to the Investor’s decision to purchase the Interest, to maintain its investment in the Interest, to dispose of the Interest, or otherwise).

10.          If the Investor is, or is acting (directly or indirectly) on behalf of, a governmental pension plan, a non-electing church plan, a non–U.S pension plan, or any other employee benefit plan, arrangement, or account that is subject to any U.S. federal, non–U.S., state, or local laws or regulations that are substantially similar to ERISA, including Section 406 of ERISA, or any other provision thereof or any regulation promulgated thereunder, or Section 4975 of the Code (collectively, “Similar Laws”), the Investor represents that: (a) the purchase, holding and disposition of the Interest by the Investor shall not result in a violation of any Similar Laws for which an exemption is not available; (b) neither the Investor nor any fiduciary or other person acting on the Investor’s behalf has solicited or received from any Designated Person any evaluation or other investment advice on any basis in respect of the advisability of a subscription for the Interest in light of the Plan’s assets, cash needs, investment policies or strategy, overall portfolio composition or plan for diversification of assets or is relying on or has relied on any Designated Person for any such advice; and (c) the Investor’s investment in the Company will not subject the Company or the Advisor to Similar Laws or cause the assets of the Company to be treated as the assets of such Investor for purposes of Similar Laws.

11.          If the Investor is, or is acting (directly or indirectly) on behalf of, a Benefit Plan Investor or a plan subject to Similar Laws (in each case, a “Plan”), then: (a) the decision to invest in the Company was made by a fiduciary (within the meaning of Section 3(21) of ERISA or Section 4975(e)(3) of the Code, or under applicable Similar Laws) of the Plan (the “Fiduciary”), and such Fiduciary and each person who receives advice of any character from any Designated Person in connection with the Investor’s investment in the Company, if any, (i) is independent of and unrelated to the Designated Persons; (ii) is responsible for exercising independent judgment in evaluating the investment in the Company; (iii) is duly authorized to make such an investment decision; (iv) is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies, including the Plan’s investment in the Company; (v) understands that none of the Designated Persons is undertaking or has undertaken to provide investment advice (whether impartial or otherwise), or to give advice in a fiduciary capacity, to the Plan in connection with the Plan’s purchase, holding, or disposition of the Interest, or otherwise; (vi) understands that none of the Designated Persons receives a fee or other compensation from the Investor or the Fiduciary for the provision of investment advice in connection with the Investor’s decision to purchase, hold or dispose of the Interest; and (vii) understands that none of the Designated Persons (1) has exercised any investment discretion or control with respect to the Plan’s purchase of the Interest, (2) has authority or responsibility to give, or has given, individualized investment advice with respect to the Plan’s decision to purchase the Interest, or (3) is the employer maintaining or contributing to such Plan; (b) the Fiduciary has taken into consideration its fiduciary duties under ERISA or any applicable Similar Laws, including the diversification requirements of Section 404(a)(1)(C) of ERISA (if applicable), in authorizing the Plan’s investment in the Company and has concluded that such investment is prudent; and (c) the Plan’s subscription to invest in the Company and the purchase of the Interest is in accordance with the terms of the Plan’s governing instruments and complies with all applicable requirements of ERISA, the Code and Similar Laws.

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12.          If the Investor constitutes a partnership, grantor trust or S-corporation for U.S. federal income tax purposes, there is no beneficial owner of the Investor, substantially all of the value of whose interest in the Investor is attributable to the Investor’s Interest (direct or indirect) within the meaning of Treasury Regulation Section 1.7704-1(h)(3).

13.          The Investor was offered the Interest in the state or other jurisdiction identified in Part 1 of the Investor Data Sheet under the heading “Principal Place of Business or Address of Investor” and the Investor intends that the securities laws of such state or other jurisdiction shall govern the Investor’s subscription for the Interest.

14.          The Investor is not subscribing for the Interest as a result of or subsequent to (a) any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over radio, television or the Internet or (b) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

15.          Any Capital Contributions made by the Investor to the Company shall not directly or indirectly be derived from activities that may contravene applicable laws and regulations, including anti-money laundering, counter-terrorist and prevention of proliferation financing laws and regulations. The Investor is in compliance in all material respects with anti-money laundering, counter-terrorist financing and prevention of proliferation financing laws and regulations applicable to it.

16.          The rules and regulations administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”), the U.K. Her Majesty’s Treasury (“HMT”), the United Nations Security Council Committee, the Ministry of Finance Japan, and the European Union prohibit, among other things, the engagement in transactions with, and the provision of services to, certain countries, territories, entities and individuals (collectively, the “Sanctions Lists” and, where applicable to countries and territories, the “Sanctioned Countries”). The Sanctions List(s) are publicly available. In addition, the programs administered by OFAC (“OFAC Programs”) prohibit dealing with individuals or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists. The Investor represents and warrants that, to the best of its knowledge (after due inquiry), none of: (a) the Investor; (b) any Person controlling or controlled by the Investor; (c) if the Investor is a privately held entity, any Person having a beneficial interest in the Investor; (d) if the Investor (and its beneficial owners) is not the beneficial owner of all of the Interest, any Person having a beneficial interest in the Interest; or (e) any Person for whom the Investor is acting as agent or nominee in connection with this investment in the Interest is a country, territory, individual or entity named on any Sanctions List, or is a person or entity located, organized or resident in any Sanctioned Country or otherwise prohibited under the OFAC Programs.

Please be advised that the Company may not accept the Investor’s subscription for the Interest if it cannot make the representations set forth in the preceding paragraph. In addition, if the Investor can no longer make the representations set forth in the preceding paragraph, the Company, the Company’s administrator, if applicable, and/or the Advisor may require the withdrawal of the Investor or take such other action as may be required under applicable law or permitted hereunder including, without limitation, those set forth in Section III.9 below.

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17.          The Investor represents and warrants that (A) it has conducted due diligence and based on such due diligence reasonably believes that none of: (a) the Investor or any of the directors or senior individuals responsible for the Investor’s operations; (b) any Person having a beneficial interest in the Investor; (c) if the Investor (and its beneficial owners) is not the beneficial owner of all of the Interest, any Person having a beneficial interest in the Interest; or (d) any Person for whom the Investor is acting as agent or nominee in connection with this investment in the Interest is, or has in the last 12 months been, a senior political figure1 or any immediate family member2 or close associate3 of a current senior political figure, or a politically exposed person4 or any family member5 or close associate6 of a politically exposed person; and (B) if the representations in sub-paragraphs (A) (a) to (d) above cannot be made by the Investor, the Investor has notified the Advisor of the specific relevant political connections in writing, with a reference to this paragraph.

18.          The Investor (or any beneficial owner of the Investor) is not located, organized, or operating in a country or territory, and is not an entity, that (a) has been designated as non-cooperative with international anti-money laundering and counter-terrorist financing principles or procedures by an intergovernmental group or organization, such as the Financial Action Task Force, of which each of the United States and the United Kingdom is a member, (b) has been designated by the European Union as a high-risk third country for the purposes of the pan-European Money Laundering Directive (as amended) or has been designated by HMT as a high risk third country for the purposes of the UK Money Laundering Regulations (as amended). If required by the Investor, the relevant European Union and HMT high risk third country lists can be obtained from the Advisor upon request, (c) is the subject of an advisory issued by the Financial Crimes Enforcement Network of the U.S. Treasury Department or (d) has been designated by the Secretary of the Treasury under Section 311 of the USA PATRIOT Act as warranting special measures due to money laundering concerns. If the representations in sub-paragraphs (a) to (d) above cannot be made by the Investor, the Investor has notified the Advisor in writing of the specific relevant facts with a reference to this paragraph. If the Investor is a non-U.S. banking institution (a “Non-U.S. Bank”) or if the Investor receives deposits from, makes payments on behalf of, or handles other financial transactions related to a Non-U.S. Bank, the Investor represents and warrants to the Company that: (i) the Non-U.S. Bank has a fixed address, other than solely an electronic address, in a country in which the Non-U.S. Bank is authorized to conduct banking activities; (ii) the Non-U.S. Bank employs one or more individuals on a full-time basis; (iii) the Non-U.S. Bank maintains operating records related to its banking activities; (iv) the Non-U.S. Bank is subject to inspection by the banking authority that licensed the Non-U.S. Bank to conduct banking activities; and (v) the Non-U.S. Bank does not provide banking services to any other Non-U.S. Bank that does not have a physical presence in any country and that is not a regulated affiliate.

[1]	A “senior political figure” is defined as a person who is or has been entrusted with a prominent public function in the executive (including regional governments in federalized systems and devolved administrations), legislative, administrative, foreign service (including ambassadors and charge d’affaires), military (including high-ranking officers in the armed forces) or judicial branches of a government (whether elected or not), a senior official of a major political party (being a political party that has some representation in a national or supranational parliament or similar legislative body), a senior executive of a government-owned corporation, members of courts of auditors or the board of a central bank. A “senior political figure” also includes the directors, deputy directors and members of the board or equivalent of international public organizations. In addition, a “senior political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior political figure.

[2]	“Immediate family” of a senior political figure typically includes the political figure’s parents, siblings, spouse (or person considered to be equivalent to a spouse), children (and their spouses or persons considered to be equivalent to a spouse) and in-laws.

[3]	A “close associate” of a senior political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior political figure, and includes a person who is in a position to conduct substantial financial transactions on behalf of the senior political figure. A “close associate” also includes persons who are known to have joint beneficial ownership of legal entities or legal arrangements, or any other close business relations, with a senior political figure and natural persons who have sole beneficial ownership of a legal entity or legal arrangement that is known to have been set up for the de facto benefit of a senior political figure.

[4]	A “politically exposed person” is defined under Cayman Islands law as (a) a person who is or has been entrusted with prominent public functions by a foreign country, for example a Head of State or of government, senior politician, senior government, judicial or military official, senior executive of a state owned corporation, and important political party official; (b) a person who is or has been entrusted domestically with prominent public functions, for example a Head of State or of government, senior politician, senior government, judicial or military official, senior executives of a state owned corporation and important political party official; and (c) a person who is or has been entrusted with a prominent function by an international organisation like a member of senior management, such as a director, a deputy director and a member of the board or equivalent functions.

[5]	A “family member” of a politically exposed person includes the spouse, parent, sibling or child of a politically exposed person.

[6]	A “close associate” of a politically exposed person means any natural person who is known to hold the ownership or control of a legal instrument or person jointly with a politically exposed person, or who maintains some other kind of close business or personal relationship with a politically exposed person, or who holds the ownership or control of a legal instrument or person which is known to have been established to the benefit of a politically exposed person.

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19.          In connection with the subscription for an Interest, neither the Investor nor any representative or agent of the Investor, any person holding an interest in the Investor, or any other person acting for or on the Investor’s behalf, has offered, paid, promised to pay, authorized the payment of, been offered, been promised, or received any money or anything of value, whether directly or indirectly, to or from any person, including any Government Official7, political party, candidate for public office, or employee of a public international organization, nor provided or promised anything of value to any other person while knowing that all or a portion of that thing of value would be or was reasonably likely to be offered, given, or promised, directly or indirectly, to or from any person for the purpose of improperly influencing any official act or decision, including any act or decision of a Government Official, political party, candidate for public office, or employee of a public international organization, to obtain or retain business, or to secure an improper advantage. In addition, neither the Investor nor any representative or agent of the Investor, any person holding an interest in the Investor, or any other person acting for or on the Investor’s behalf in connection with the Investor’s subscription for an Interest has violated any applicable anti-corruption laws, including, without limitation, the U.S. Foreign Corrupt Practices Act and the Cayman Islands Anti-Corruption Act, has violated any applicable anti-money laundering, counter-terrorist financing or prevention of proliferation financing laws or regulations or otherwise has made, offered, sought, provided or received any bribe, payoff, influence payment, kickback, or other unlawful payment or improper advantage.

20.          The Investor represents that either: (a)(i) it is subscribing for the Interest for its own account, risk and beneficial interest, (ii) it is not acting as a trustee, agent, representative, intermediary, nominee, swap counterparty or in any similar capacity for any other person, and (iii) no other person will have a beneficial or economic interest in the Interest subscribed for by the Investor; or (b) if the Investor is an intermediary investing in the Company in its own name on behalf of other investors, which may include, without limitation, an introducing firm, an asset aggregator, a nominee, a trustee, an agent, a representative, a fund-of-funds, a swap counterparty or any other pooled or intermediary investment vehicle (each, an “Intermediary”), the Investor represents that it is subscribing for the Interest as a record owner in its capacity as an Intermediary on behalf of one or more investors (“Underlying Investors”), and agrees that the representations, warranties and covenants made in this Subscription Agreement are made by it on behalf of itself and the Underlying Investors. If the Investor is an Intermediary, the Investor must complete the Certification of Intermediaries (included as Appendix B to Part 7 of this Subscription Booklet). The Investor further represents and warrants that (x) it has obtained and recorded evidence of the identity of the Underlying Investors and their source of funds and it will make available such evidence, if requested to do so by the Company and (y) it has all requisite power and authority from the Underlying Investors to execute and perform the obligations under this Subscription Agreement. The Investor agrees that it shall indemnify and hold harmless each Protected Person for any and all Liabilities resulting from the Investor’s or the Underlying Investor’s misrepresentations or misstatements contained herein, or the assertion of the Investor’s lack of proper authorization from an Underlying Investor to enter into this Subscription Agreement and/or to perform the obligations hereunder.

[7]	“Government Official” means any officer or employee of a department, agency, or instrumentality of any government, whether national, regional, provincial, state, municipal, or local, including state-owned or state-controlled entities and enterprises.

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21.          The Investor represents that, with respect to the Investor and any other person who, through the Investor’s ownership, would be deemed to beneficially own (as defined under Rule 13d-3 promulgated under the U.S. Securities and Exchange Act of 1934, as amended from time to time (the “Exchange Act”)) 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power (the Investor and any such beneficial owner, each a “Covered Person”), none of the events or conditions described in Rule 506(d) under Regulation D promulgated under the Securities Act (each, a “Rule 506(d) Event”) has occurred or is true as of the date hereof. The Investor shall promptly provide written notice to the Company in the event that, after the date hereof, with respect to a Covered Person, a Rule 506(d) Event does occur or becomes true or the Investor becomes aware of a Rule 506(d) Event that has occurred or has become true. The Investor further agrees that upon notification by the Company, the Investor and, if applicable, its beneficial owners shall promptly complete and return to the Company such information or forms as the Advisor reasonably requests so that the Company may satisfy any conditions or requirements of Rule 506(d) of Regulation D promulgated under the Securities Act that the Advisor determines to be applicable to the Company.

22.          The Investor agrees that, upon the request of the Company, it will immediately provide such information as the Company (or the Advisor and/or any of their respective Affiliates) requires to satisfy applicable anti-money laundering, counter-terrorist financing, prevention of proliferation financing and sanctions laws and regulations, including, without limitation, the Investor’s anti-money laundering, counter-terrorist financing, prevention of proliferation financing and sanctions-compliance policies and procedures, background documentation relating to its directors, trustees, settlors and beneficial owners, and audited financial statements, if any.

23.          This Subscription Agreement is not transferable or assignable by the Investor.

24.          Unless the Investor indicates otherwise in the Investor Data Sheet, neither the Investor nor any Affiliate of the Investor is (a) a “bank holding company” as that term is defined in Section 2(a) of the BHC Act (as defined below) or otherwise subject to the regulation and supervision pursuant to the BHC Act, or (b) a “banking entity” as defined in subsection 1851(h)(1) of the Volcker Rule, 12 U.S.C. § 1851. For purposes of this representation and warranty, “BHC Act” shall mean the U.S. Bank Holding Company Act of 1956, as amended from time to time or any successor statute thereto, and shall include the rules, regulations and interpretations issued by the U.S. Federal Reserve Board. For the avoidance of doubt, a Non-U.S. Bank organized and operating solely outside of the U.S., with no insured depository institution subsidiary or affiliate or commercial lending subsidiary, branch or agency located in the U.S., is not subject to the Volcker Rule.

25.          The Investor shall not take any action to present a petition or application or commence any case, proceeding, proposal or other action under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, arrangement in the nature of insolvency proceedings, adjustment, winding up, liquidation, dissolution, composition or analogous relief with respect to the Company or the debts of the Company.

26.          The Investor represents that no beneficial owner of the Investor holds their interest in the Investor in the form of bearer shares, bearer share warrants or equivalent instruments.

27.          The Investor agrees that the representations, warranties and background information (including anti-money laundering, counter-terrorist financing, prevention of proliferation financing and sanctions-compliance information) made or provided herein or pursuant to this Subscription Agreement shall be deemed to be reaffirmed by the Investor at any time the Investor purchases or otherwise acquires an additional Interest (or makes a Capital Contribution to the Company) and such purchase or acquisition (or Capital Contribution) shall be evidence of such reaffirmation, and if any of such representations or warranties made, or background information provided, ceases to be true, the Investor shall promptly notify the Advisor of the facts pertaining to such changed circumstances.

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28.          If the Investor is a “charitable remainder trust” within the meaning of Section 664 of the Code, the Investor has advised the Advisor in writing of such fact on or prior to the date hereof and the Investor acknowledges that it understands the risks, including specifically the tax risks, if any, associated with its investment in the Company.

B.           Representations and Warranties of the Company and the Advisor. The Company and the Advisor hereby represent and warrant to the Investor that:

1.            The Company is duly organized and validly existing as a limited liability company under the laws of the State of Delaware and has all requisite power and authority to carry on its business as now conducted and as proposed to be conducted as described in the Fund Documents. The Advisor is duly organized and validly existing as a limited partnership under the laws of the State of Delaware and has all requisite power and authority to act as the Advisor of the Company and to carry out the terms of this Subscription Agreement and the LLC Agreement.

2.            The execution and delivery of this Subscription Agreement has been authorized by all necessary action on behalf of the Company, and does not and shall not result in a breach of any of the terms, conditions or provisions of, or constitute a default under, any provision of any limited liability company agreement, partnership agreement, charter, by-laws, trust agreement, indenture, mortgage, deed of trust, credit, note or evidence of indebtedness, or any lease or other agreement, or any license, permit, franchise or certificate, regulation, law, order, writ, injunction, order or decree to which the Company is subject, and this Subscription Agreement is a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

3.            Neither the Company nor anyone acting on its behalf has taken or shall take any action that would subject the issuance and sale of the Investor’s Interest to the registration requirements of the Securities Act or any state securities laws.

4.            Assuming the accuracy of the representations and warranties of the Members, the Company is not required to register as an “investment company” under the Investment Company Act.

III.               UNDERSTANDINGS

The Investor hereby understands, acknowledges and agrees with the Company and the Advisor as follows:

1.            The Investor agrees to provide promptly such information and execute and deliver such documents as may be necessary to comply with any and all laws and regulations to which the Company or any of its Affiliates may be subject, including information relevant to a determination of whether the Investor: (a) is not a U.S. person (as defined in Regulation S promulgated under the Securities Act); and (b) is a “Non-United States person” (as defined in Rule 4.7 of the U.S. Commodity Exchange Act of 1936, as amended from time to time (the “CEA”)).

2.            The Interest has not been approved, disapproved or recommended by the SEC or by any other U.S. federal, state or non-U.S. securities commission or regulatory authority, and none of the foregoing authorities has confirmed the accuracy or determined the adequacy of the Fund Documents or the offering of the Investor’s Interest. Any representation to the contrary is a criminal offense.

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3.            The Investor’s Interest is a speculative investment and involves a high degree of risk. There is no public market for the Investor’s Interest, and no such public or other market is expected to develop. The transferability of the Investor’s Interest is substantially restricted both by the terms of the LLC Agreement and applicable law. The Investor has no right to require its Interest or other interests in the Company to be registered under the Securities Act. The Investor shall not be able to receive the benefit of the provisions of Rule 144 or 144A adopted by the SEC under the Securities Act with respect to the resale of its Interest. Accordingly, it may not be possible for the Investor to liquidate its investment in the Company.

4.            In making an investment decision, the Investor must rely on its own examination of the Fund Documents and the terms of the offering, including the merits and risks involved.

5.            The Investor acknowledges that pursuant to the LLC Agreement, each Protected Person is entitled to be indemnified out of the assets of the Fund against any and all Liabilities, except with respect to any Liability for which such Protected Person is not entitled to indemnification as expressly set forth in the LLC Agreement.

6.            If any provision of this Subscription Agreement is invalid or unenforceable under any applicable law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such applicable law. Any provision hereof which may be held invalid or unenforceable under any applicable law shall not affect the validity or enforceability of any other provisions hereof, and to this extent the provisions hereof, shall be severable.

7.            The Investor understands and agrees that in order to ensure compliance under applicable anti-money laundering, counter-terrorist financing, prevention of proliferation financing and sanctions laws and regulations, the Advisor may require a detailed verification of the identity, beneficial ownership and source of funds of a Person acquiring the Interest and the source of its investment funds, and the Advisor reserves the right to request such information as is necessary to verify the foregoing. In the event of delay or failure by the Investor to produce any information required for verification or other anti-money laundering, counter-terrorist financing, prevention of proliferation financing or sanctions-compliance purposes, the Advisor and/or its Affiliates may refuse to accept the Investor’s subscription until proper information has been provided and, if the Investor’s subscription has already been accepted, may refuse to pay any monies which may otherwise be payable by the Company to the Investor until proper information has been provided.

8.            The Investor covenants and agrees that it shall provide the Advisor, at any time during the term of the Company, with such information as the Advisor and/or its respective Affiliates determine to be necessary or appropriate to (a) verify compliance with the anti-money laundering, counter-terrorist financing, prevention of proliferation financing and sanctions laws and regulations of any applicable jurisdiction or (b) respond to requests for information concerning the identity, beneficial ownership and source of funds of the Investor from any Governmental Authority, self-regulatory organization or financial institution in connection with the Company’s, the Advisor’s and their respective Affiliates’ anti-money laundering, counter-terrorist financing, prevention of proliferation financing and sanctions compliance procedures. In the event of delay or failure by the Investor to produce any such information, the Advisor may refuse to pay any monies which may otherwise be payable by the Company to the Investor until proper information has been provided.

9.            The Investor understands and agrees that if any of the representations and warranties set forth in Section II.(A)(15), (16), (17), (18) or (19) ceases to be true or if the Company no longer reasonably believes that it has satisfactory evidence as to their truth, notwithstanding any other agreement to the contrary, the Company may be obligated to freeze the Investor’s investment, which may include prohibiting Capital Contributions and/or distributions, segregating the assets constituting the Investor’s investment in accordance with applicable regulations and/or the immediate involuntary withdrawal of the Investor’s investment in the Company, and the Company may also be required to, or consider it advisable to, report any prohibited transaction and remedial action and to disclose the Investor’s identity to OFAC or other applicable governmental or regulatory authorities. If the Advisor is required (or considers it advisable) to take any of the foregoing actions, the Investor understands and agrees that it shall have no claim against any Protected Person for any form of damages as a result of any of the foregoing actions.

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10.          The Investor acknowledges, agrees and understands that, pursuant to the rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”), the Advisor may restrict the participation of certain Members that are proscribed from participating in the purchase of “new issues,” as such term is defined by the rules of FINRA, due to the status of such Members as “restricted persons” under FINRA’s “new issues” rules and may request additional information be provided from the Investor in this regard in order to make such determination.

11.          The Investor hereby acknowledges that under current law if it does not, or is unable to, furnish an executed IRS Form W-9 (with certification under penalties of perjury) and if the Company is treated as engaged in any trade or business within the United States for purposes of Section 864 of the Code, the amount realized (or deemed realized) upon any transfer (or deemed transfer) of the Investor’s Interest may be subject to U.S. federal withholding at the rate of 10%.

12.          The Investor acknowledges and agrees that, if the Investor is a “disregarded entity” within the meaning of U.S. Treasury Regulation Section 301.7701-2(c) or a grantor trust, then the person treated for U.S. federal income tax purposes as the owner of its Interest is subject to the transfer restrictions with respect to any indirect transfer of its Interest, as set forth in the Form 10, the LLC Agreement and this Subscription Agreement, as if it had owned the Investor’s Interest directly. For these purposes, without limitation to the foregoing, (a) a transfer by the person treated for U.S. federal income tax purposes as the owner of the Investor’s Interest and (b) a change in the U.S. federal tax status of any person, which is treated as a transfer for U.S. federal income tax purposes of the assets of the Investor, are transfers of the Investor’s Interest that are subject to the restrictions on transfers of the Investor’s Interest and are prohibited, except as set forth in the LLC Agreement and this Subscription Agreement.

IV.                GRANT OF POWER OF ATTORNEY

1.            The Investor hereby constitutes and appoints the Advisor irrevocably as its true and lawful agent and attorney-in-fact, in its name, place and stead (a) to execute and deliver the LLC Agreement on the Investor’s behalf on the Closing Date applicable to the Investor, and (b) to make, execute, sign and file any statement in respect of an amendment or termination of the Company’s registered particulars set out therein as required by law, and all such other instruments, documents and certificates as may from time to time be required by the laws of the United States of America, the State of Delaware, the State of New York or any other state or other relevant jurisdiction in which the Company shall determine to conduct activities or to do business, or any political subdivision or agency thereof, to effectuate, implement, continue or terminate the valid existence of the Company.

2.            The foregoing grant of authority is a special power of attorney coupled with an interest in favor of the Advisor and as such shall (a) survive the dissolution, termination or bankruptcy of the Investor or the transfer of all or any portion of the Investor’s Interest and (b) extend to the Investor’s successors, assigns and legal representatives.

V.                  INDEMNIFICATION

1.            Except to the extent prohibited by applicable law, the Investor shall indemnify and hold harmless the Protected Persons from and against any and all Liabilities based upon, resulting from or otherwise in respect of (a) any actual or alleged misrepresentation or misstatement of facts, or omission to represent or state facts, by or on behalf of the Investor concerning the Investor, the Investor’s suitability or authority to invest or the Investor’s financial position in connection with the offering and sale of the Investor’s Interest, including, without limitation, any such misrepresentation, misstatement or omission contained in or accompanying the Investor Questionnaire, the Investor Data Sheet or the Anti-Money Laundering Questionnaire submitted by or on behalf of the Investor and forming a part of this Subscription Agreement, (b) any action, suit or proceeding instituted by or on behalf of the Investor which is not resolved by final judgment against such Protected Persons or (c) the breach of any of the Investor’s representations, warranties, covenants or agreements set forth in this Subscription Agreement. The Investor shall promptly reimburse (and/or advance to) each Protected Person attorneys’ fees and other fees, costs and expenses (as incurred) in connection with investigating, preparing to defend or defending any claim, lawsuit, action or other proceeding relating to any Liabilities for which such Protected Person may be indemnified pursuant to this Section V. The Investor’s obligation, if any, to indemnify, reimburse and/or advance expenses to any Protected Person pursuant to this Section V is intended to be primary to any such obligation of the Company and any applicable insurance policy. Notwithstanding anything to the contrary in this Subscription Agreement, the Company may in the discretion of the Advisor pay any obligations or liabilities arising out of this Section V as a secondary indemnitor at any time prior to the Investor making any payments the Investor owes; it being understood, that any such payment by the Company shall not constitute a waiver of any right of contribution or subrogation to which the Company is entitled (including against any primary indemnitor) or relieve any other indemnitor, including the Investor, from any indemnity obligations.

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2.            The reimbursement and indemnity obligations of the Investor under this Section V shall survive the Closing Date applicable to the Investor and shall be in addition to any liability that the Investor may otherwise have (including, without limitation, liabilities under the Fund Documents) and shall be binding upon and inure to the benefit of any successors, assigns, heirs or legal representatives of any Protected Persons.

VI.         CONFIDENTIALITY

1.            The Investor acknowledges and agrees that it has read and agrees to the confidentiality provisions in the LLC Agreement, that such provision applies to any and all Confidential Information and that the Company, the Advisor and/or any of their respective Representatives may disclose Confidential Information as set forth in the LLC Agreement. For the purposes of this paragraph, “Confidential Information” shall mean any information related to the activities and assets of the Company, the Advisor and their respective Affiliates or any Issuer that the Investor may acquire from the Company, the Advisor or their respective Affiliates, any Issuer or any other Member, other than information that: (a) is already available through publicly available sources of information (other than as a result of disclosure by the Investor); (b) was available to the Investor on a non-confidential basis prior to its disclosure to the Investor by the Company; or (c) becomes available to the Investor on a non-confidential basis from a third party; provided, that such third party is not known by the Investor (or could not have been known after reasonable inquiry by the Investor) to be bound by this Section VI or another applicable confidentiality agreement. Such Confidential Information may include, without limitation, information that pertains or relates to (i) the offering of Interests (including the Fund Documents), (ii) the business and affairs of any other Member, (iii) any Investments or proposed Investments or (iv) any other Company matters.

2.            If the Investor or any Representative of the Investor is required to disclose any of the Confidential Information, the Investor shall provide the Company with prompt prior written notice so that the Company or any Issuer may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Subscription Agreement, and the Investor shall cooperate with the Company, the Advisor or any Issuer in any effort any such Person undertakes to obtain a protective order or other remedy. If such protective order or other remedy is not obtained, or the Company waives compliance with the provisions of this Section VI, the Investor and its Representatives shall furnish only that portion of the Confidential Information that is required and shall use its best efforts to obtain reliable assurance that the Confidential Information shall be accorded confidential treatment.

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3.            The Advisor may agree to waive, in its discretion, any or all of the provisions of this Section VI, with respect to the Investor.

4.            The Investor acknowledges and agrees that money damages would not be a sufficient remedy for a breach of this Section VI and that the Company, the Advisor and/or their respective Affiliates shall be entitled to specific performance and injunctive or other equitable relief as a remedy for any such breach, in addition to all other remedies available at law or in equity. No failure or delay by the Company, the Advisor and/or their respective Affiliates in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power or privilege hereunder.

5.            Without limitation to the foregoing and the LLC Agreement, the Investor acknowledges and agrees that (a) the information provided in this Subscription Agreement may be disclosed by the Company, the Advisor and/or any of their respective Representatives to auditors, counsel, regulators and/or other third parties that provide services to the Company, the Advisor and/or any of their respective Representatives and that such disclosure may require the transmission of confidential information relating to the Investor across international borders and (b) the Company, the Advisor and/or any of their respective Representatives may also disclose the identity of the Investor to the extent determined to advance or protect the interests of the Company (including to facilitate an Investment); provided, that, notwithstanding the foregoing, any disclosure of Personal Information (as defined in the Privacy Notice, set forth in Part 5 of this Subscription Booklet) shall be permitted only pursuant to and subject to the Privacy Notice.

VII.     ADDITIONAL INFORMATION AND SUBSEQUENT CHANGES
IN THE FOREGOING REPRESENTATIONS

1.            The Company may request from the Investor such additional information as it may deem necessary to evaluate the eligibility of the Investor to acquire the Interest, and may request from time to time such information as the Company may deem necessary to determine the eligibility of the Investor to hold the Interest or to enable the Company to determine its compliance with applicable regulatory requirements or tax status, including anti-money laundering, counter-terrorist financing, prevention of proliferation financing and sanctions laws and regulations, and the Investor shall provide such information as may reasonably be requested.

2.            The Investor acknowledges and agrees that it must provide the information and representations, warranties and covenants contained in this Subscription Agreement both at the time of subscription and at all times thereafter until the Investor ceases to be a Member. Accordingly, the Investor agrees to notify the Advisor promptly if there is any change with respect to any of the information or representations, warranties and covenants provided by the Investor in or pursuant to this Subscription Agreement, and to provide the Advisor with such further information as the Company, the Advisor or any of their respective Affiliates may reasonably require. In addition, the Investor agrees to provide such information and to execute and deliver such documents as the Company or the Advisor may deem reasonably necessary to comply with any and all laws and ordinances to which the Company or the Advisor is or may be subject.

VIII.     MISCELLANEOUS

1.            This Subscription Agreement shall be enforced, governed by and construed in all respects in accordance with the internal laws of the State of New York applicable to agreements made and to be wholly performed in such State, without regard to the conflict of laws principles thereof that would apply the laws of another jurisdiction.

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2.            Any action, proceeding or claim relating in any way to, arising out of or concerning this Subscription Agreement shall be brought and maintained exclusively in the U.S. federal courts located in New York County, and each party irrevocably consents to the jurisdiction of such courts to the broadest extent possible for any such action, proceeding or claim and waives any objection to proceeding there that such party might have on the basis of inconvenient forum, improper venue or otherwise; provided, that, if the U.S. federal courts located in New York County would not have or are found not to have subject matter jurisdiction over any action, proceeding or claim relating in any way to, arising out of or concerning this Subscription Agreement, such action, proceeding or claim shall be brought and maintained only in the courts of the State of Delaware, and each party irrevocably consents to the jurisdiction of such courts to the broadest extent possible for any such action, proceeding or claim and waives any objection to proceeding there that such party might have on the basis of inconvenient forum, improper venue or otherwise. To the extent not prohibited by applicable law that cannot be waived, each party waives, and covenants that such party shall not assert (whether as plaintiff, defendant or otherwise), any right to trial by jury in any forum in respect of any judicial action or proceeding arising out of this Subscription Agreement or the subject matter hereof or in any way connected with the dealings of any party hereto or any of its Affiliates in connection with any representation, warranty, covenant or agreement contained in this Subscription Agreement or any transaction contemplated by this Subscription Agreement, in each case, whether now existing or hereafter arising and whether in contract, tort or otherwise. Any party hereto may file an original counterpart or a copy of this Section VIII.2 with any court in any jurisdiction as written evidence of the consent of the parties to the waiver of their respective rights to trial by jury.

3.            Failure of the Company and/or the Advisor to exercise any right or remedy under this Subscription Agreement or any other agreement between the Company and/or the Advisor and the Investor, or otherwise, or delay by the Company and/or the Advisor in exercising such right or remedy, shall not operate as a waiver thereof. No waiver by the Company or the Advisor shall be effective unless and until it is in writing and signed by the Company or the Advisor, respectively.

4.            This Subscription Agreement and other agreements, documents or Parts referred to herein (including, without limitation, the Investor Questionnaire, the Investor Data Sheet and the Anti-Money Laundering Questionnaire) or in the other Fund Documents contain the entire agreement of the parties. There are no representations, covenants or other agreements except as stated or referred to herein and in such other agreements or documents.

5.            The headings, titles and subtitles used herein are for convenience only, do not constitute a part of this Subscription Agreement and shall not be deemed to limit, characterize or interpret any provisions of this Subscription Agreement. As used herein, all pronouns shall include the masculine, feminine, neuter, singular and plural thereof wherever the context and facts require such construction.

6.            Neither this Subscription Agreement nor any provisions hereof shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, modification, discharge or termination is sought.

7.            Except as otherwise provided herein, this Subscription Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. If the Investor is more than one Person, the obligations of the Investor shall be joint and several, and the representations, covenants, agreements and acknowledgments contained herein shall be deemed to be made by and be binding upon each such Person and its successors and permitted assigns.

8.            Any Protected Person not being a party to this Subscription Agreement may (to the extent determined by the Advisor in its discretion) enforce any rights granted to it pursuant to this Subscription Agreement in its own right as if it were a party to this Subscription Agreement.

9.            The Investor acknowledges and agrees that (a) information relating to its investment in the Company may be received and transmitted via the Internet or electronic mail to the email address provided by the Investor in the Investor Data Sheet under the headings “Primary Correspondence Contact” and/or “Additional Correspondence Contact(s)” or via other electronic means and (b) none of the Advisor, the Company nor any of their respective Affiliates provides any assurance that these communication methods are secure. Without limiting the foregoing, the Investor hereby agrees that if the documents relating to the offering of the Interest (including, without limitation, the Fund Documents) have been transmitted to the Investor via the Internet, electronic mail or other electronic means, the Investor is receiving or accessing documents only in the U.S. state or other jurisdiction identified by the Investor in the Investor Data Sheet under the heading “Principal Place of Business or Address of Investor”.

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10.          This Subscription Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. Any such counterpart, to the extent delivered by means of a facsimile machine or by .pdf, .tif, .gif, .jpg or similar attachment to electronic mail, shall be treated in all manners and respects as an original executed counterpart.

11.          The words “executed,” “signed,” “signature,” and words of like import in this Subscription Agreement shall, to the fullest extent permitted by law, be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, the Delaware Uniform Electronic Transactions Act or any other similar state laws based on the Uniform Electronic Transactions Act and the Electronic Transactions Act (as amended) of the Cayman Islands.

12.          The Investor acknowledges and agrees that any notations, alterations, strike-outs, addenda, inserts or verbiage purporting to amend the terms of this Subscription Agreement shall not be effective unless explicitly agreed to by the Advisor in writing.  For the avoidance of doubt, the issuance of a trade confirmation or contract note shall not be construed as the Advisor’s acceptance or agreement to any such purported amendments absent the explicit written agreement of the Advisor.

IX.        SIGNATURE

By executing the signature page to this Subscription Agreement, the Investor agrees to be bound by the foregoing and the other Fund Documents.

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PART 2

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INVESTOR QUESTIONNAIRE

A.	ERISA QUESTIONS

1.	The Investor is using or will use to purchase or hold the Interest funds that are assets of (a) an employee benefit plan subject to Part 4 of Title I of ERISA, (b) a plan to which Section 4975 of the Code applies, including (if the Investor is a natural person) an individual retirement account, or (c) an entity whose underlying assets include the assets of any such employee benefit plan or plan by reason of an investment in such entity by any such employee benefit plan or plan (the persons or entities described in clauses (a), (b) and (c) being referred to herein as “Benefit Plan Investors”).

☐ Yes                    ☐ No

2.	If the answer to Question 1 is “Yes” and the Investor is an entity described in clause (c) of Question 1 above, such as an insurance company purchasing the Interest from funds of its general account, the proportion of the Investor’s investment in the Company representing the assets of “Benefit Plan Investors” from the date hereof through and including the date on which the Investor disposes of the Interest will not exceed the following percentage.

____%

The Investor agrees to promptly notify the Advisor in writing if there is any change in the percentage set forth above and at such other times as the Advisor may request. The Investor acknowledges that the investor may be required to withdraw all or any portion of its investment in the Company should there be any increase in the percentage set forth above.

3.	The Investor is either (a) a Person (other than a Benefit Plan Investor) that has discretionary authority or control with respect to the assets of the Company (as opposed to the assets of the Investor) or that provides investment advice for a fee (direct or indirect) with respect to the assets of the Company (as opposed to the assets of the Investor), or (b) an “affiliate” (as defined in 29 C.F.R. Section 2510.3-101(f)(3)) of any such Person described in clause (a) of this Question 3.

☐ Yes                    ☐ No

4.	The Investor is a governmental pension plan, a non-electing church plan, a non–U.S pension plan, or any other employee benefit plan, arrangement, or account that is subject to Similar Laws.

☐ Yes                    ☐ No

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HIGHLY CONFIDENTIAL & TRADE SECRET

B.	INVESTOR ACCREDITATION QUESTIONS

Please indicate the basis of the Investor’s status as an “accredited investor” (as defined in Regulation D promulgated under the Securities Act).

Please proceed to “Section C. Qualified Purchaser Questions” as soon as any one of the following boxes is checked.

1.	The Investor is a natural person and:

a.	Had an individual annual income[8] in each of the two most recent years in excess of $200,000, and reasonably expects to have an individual annual income in the current year in excess of $200,000.

☐

b.	Had, together with the Investor’s spouse, or spousal equivalent,[9] joint annual income in excess of $300,000 in each of the two most recent years, and reasonably expects their joint annual income in the current year to exceed $300,000.

☐

c.	Has an individual net worth or joint net worth with the Investor’s spouse or spousal equivalent in excess of $1,000,000 (for this purpose, excluding the value of the primary residence of the Investor or the Investor’s spouse or spousal equivalent).[10]

☐

d.	Holds in good standing a General Securities Representative license (Series 7), an Investment Adviser Representative license (Series 65), or a Private Securities Offerings Representative license (Series 82), in each case, as administered by the Financial Industry Regulatory Authority.

☐

[8]	For purposes of this Investor Questionnaire, a person’s income is the amount of such person’s individual adjusted gross income (as reported on a federal income tax return) increased by:

a. any deduction for depletion of natural resources (Section 611 and others of the Code);

b. any municipal bond interest (Section 103 of the Code); and

c. any losses or deductions allocated to such person as a limited partner in a partnership.

[9]	A “spousal equivalent” means a cohabitant occupying a relationship generally equivalent to that of a spouse.

[10]	Indebtedness secured by the primary residence up to the estimated fair market value of the primary residence is not included as a liability in the calculation of the Investor’s individual net worth or joint net worth, unless any incremental borrowing is incurred in the 60 days before the date this Subscription Agreement is accepted and is not in connection with the acquisition of the primary residence, in which case, the incremental borrowing is included as a liability in such calculation. Indebtedness secured by the primary residence in excess of the estimated fair market value of the primary residence is to be included as a liability and deducted from the Investor’s individual net worth or joint net worth. For purposes of calculating joint net worth, joint net worth can be the aggregate net worth of the investor and spouse or spousal equivalent, and assets need not be held jointly to be included in the calculation. Reliance on the joint net worth standard does not require that the securities be purchased jointly.

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2.	The Investor is an entity — i.e., a corporation, partnership, limited liability company or other entity (other than a trust) — and:

a.	The Investor is a corporation, partnership, limited liability company, a Massachusetts or similar business trust, or an organization described in Section 501(c)(3) of the Code, in each case not formed for the specific purpose of acquiring the Interest and with total assets in excess of $5,000,000.

☐

b.	The Investor is one of the following institutional investors as described in Rule 501(a) adopted by the SEC under the Securities Act:

A “bank” (as defined in Section 3(a)(2) of the Securities Act) or a “savings and loan association or similar institution” (as defined in Section 3(a)(5)(A) of the Securities Act), whether acting in its individual or fiduciary capacity.

☐

A broker or dealer registered pursuant to Section 15 of the Exchange Act.

☐

An investment adviser registered under Section 203 of the Investment Advisers Act or under the laws of any state.

☐

An exempt reporting adviser relying on an exemption from registration with the SEC under Section 203(l) or Section 203(m) of the Investment Advisers Act.

☐

An “insurance company” (as defined in Section 2(13) of the Securities Act).

☐

An investment company registered under the Investment Company Act or a “business development company” (as defined in Section 2(a)(48) of the Investment Company Act).

☐

A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended.

☐

A “rural business investment company” (as defined in Section 384A of the Consolidated Farm and Rural Development Act).

☐

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HIGHLY CONFIDENTIAL & TRADE SECRET

A “private business development company” (as defined in Section 202(a)(22) of the Investment Advisers Act).

☐

An employee benefit plan within the meaning of Title I of ERISA, and either (i) the investment decision to purchase the Interest was made by a “plan fiduciary” (as defined in Section 3(21) of ERISA), which is either a bank, savings and loan association, insurance company or registered investment adviser, or (ii) such plan has total assets in excess of $5,000,000, or (iii) such plan is a self-directed plan with investment decisions made solely by persons, each of whom individually satisfies the accredited investor standards for natural persons set forth in Question 1 above. NOTE: To the extent that reliance is placed on sub-clause (iii), each person must complete and submit to the Company a copy of this “Section B. Investor Accreditation Questions” along with an original executed signature page. If necessary, please request additional copies of the Subscription Booklet from the Company.

☐

A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees with total assets in excess of $5,000,000.

☐

3.	The Investor is a trust and:

a.	The trustee of the trust is a “bank” as defined in Section 3(a)(2) of the Securities Act or a savings and loan association or other institution referred to in Section 3(a)(5)(A) of the Securities Act.

☐

b.	The trust has total assets in excess of $5,000,000 and was not formed for the specific purpose of acquiring the Interest, and the purchase of the Interest is being directed by a person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of the purchase of the Interest.

☐

c.	Each grantor of the trust has the power to revoke the trust and regain title to the trust assets, and each such grantor satisfies the accredited investor standards for natural persons set forth in Question 1 above. NOTE: If the Investor checks this box 3c, each grantor must complete and submit to the Company a copy of this “Section B. Investor Accreditation Questions” along with an original executed signature page. If necessary, please request additional copies of the Subscription Booklet from the Company.

☐

4.	The Investor is an entity of a type not listed in Questions 2 or 3 above, not formed for the specific purpose of acquiring the Interests and with total “investments” (as defined in Rule 2a51-1(b) under the Investment Company Act) in excess of $5,000,000.

☐

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5.	The Investor is a “family office” (as defined in Rule 202(a)(11)(G)-1 under the Investment Advisers Act) (i) with assets under management in excess of $5,000,000, (ii) that is not formed for the specific purpose of acquiring the securities offered, and (iii) whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment, or a “family client” (as defined in Rule 202(a)(11)(G)-1 under the Investment Advisers Act) of such family office and whose prospective investment in the Company is directed by such family office.

☐

6.	An entity in which each shareholder, partner, member or other equity owner of the Investor, as the case may be, satisfies the accredited investor standards set forth in Questions 1 through 5 above.[11]

☐

If the Investor checks this box 6, each equity owner of the Investor’s securities must complete and submit to the Company a copy of this “Section B. Investor Accreditation Questions” along with an original executed signature page. If necessary, please request additional copies of this Subscription Booklet from the Company.

7.	Check the box next to this Question 7 if none of the statements in Questions 1 through 6 of this “Section B. Investor Accreditation Questions” are applicable to the Investor.

☐

C.	TYPE OF INVESTOR

Please indicate which one of the following categories applies to the Investor:

(a)	Individuals that are United States persons[12] (including their trusts)	☐

(b)	Individuals that are not United States persons (including their trusts)	☐

(c)	Broker-dealers	☐

(d)	Insurance companies	☐

(e)	Investment companies registered with the Securities and Exchange Commission	☐

	Fund of funds	☐

	Other investment companies registered with the Securities and Exchange Commission	☐

[11]	In determining the accredited investor status of entities for purposes of this Question 6, the Investor is permitted to look through various forms of equity ownership to natural persons. If those natural persons are themselves accredited investors, and if all other equity owners of the Investor are accredited investors, then the Investor may check the box next to Question 6 as an indication of the basis of the Investor’s status as an accredited investor.

[12]	As defined in Rule 203(m)-1 under the Investment Advisers Act, which includes any natural person that is resident in the United States.

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(f)	Private funds[13]	☐

	Fund of funds	☐

	Other private funds	☐

(g)	Non-profits	☐

(h)	Pension plans (excluding governmental pension plans)	☐

(i)	Banking or thrift institutions (proprietary)	☐

(j)	State or municipal government entities[14] (excluding governmental pension plans)	☐

(k)	State or municipal governmental pension plans	☐

(l)	Sovereign wealth funds and foreign official institutions	☐

(m)	Investors that are not United States persons and about which the foregoing beneficial ownership information is not known and cannot reasonably be obtained because the beneficial interest is held through a chain involving one or more third-party beneficiaries	☐

(n)	Other (please describe:_____________________________________________)	☐

D.	PUBLIC DISCLOSURE LAWS

1.       Is the Investor subject to the U.S. Freedom of Information Act, 5 U.S.C. § 552 (“FOIA”), any state public records access laws, any state or other jurisdiction’s laws with similar intent or effect to the FOIA, or any other similar statutory or legal right that might result in the disclosure of confidential information relating to the Company?

☐ Yes                   ☐ No

If Question 1 above was answered “Yes,” please indicate the relevant laws to which the Investor is subject and provide any additional explanatory information in the space below:

[13]	A “private fund” means any issuer that would be an investment company as defined in Section 3 of the Investment Company Act of 1940 but for Section 3(c)(1) or 3(c)(7) of that Act.

[14]	“Governmental entity” means any state or political subdivision of a state, including (i) any agency, authority, or instrumentality of the state or political subdivision; (ii) a plan or pool of assets controlled by the state or political subdivision or any agency, authority, or instrumentality thereof; and (iii) any officer, agent, or employee of the state or political subdivision or any agency, authority, or instrumentality thereof, acting in their official capacity.

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E.	PAY TO PLAY

1.       If the Investor is an entity substantially owned by a government entity (e.g., a single investor vehicle) and the investment decisions of such entity are made or directed by such government entity, please provide the name of the government entity:15 ______________________.

Please note that, if the Investor enters the name of a government entity in this Section F.1, the Company will treat the Investor as if it were the government entity for purposes of Rule 206(4)-5 (the “Pay to Play Rule”) promulgated under the Investment Advisers Act.

2.       If the Investor is (a) a government entity, (b) acting as trustee, custodian or nominee for a beneficial owner that is a government entity, or (c) an entity described in Section F.1, the Investor hereby certifies that:

Other than the Pay to Play Rule, no “pay to play” or other similar compliance obligations would be imposed on the Company, the Advisor or their respective Affiliates, employees or third-party placement agents (if any) in connection with the Investor’s subscription.

Please check the box to indicate that the Investor is making such certification.           ☐

If the Investor cannot make such certification, indicate in the space below all other “pay to play” laws, rules or guidelines, or lobbyist disclosure laws or rules, the Company, the Advisor or their respective Affiliates, employees or third-party placement agents (if any) would be subject to in connection with the Investor’s subscription:

END OF INVESTOR QUESTIONNAIRE.
PLEASE PROCEED TO THE “Investor Data Sheet” (Part 3)

[15]	“Government entity” for purposes of this “Section F. Pay to Play” means any State or political subdivision of a State, including: (i) any agency, authority, or instrumentality of the State or political subdivision; (ii) a pool of assets sponsored or established by the State or political subdivision or any agency, authority or instrumentality thereof, including, but not limited to a “defined benefit plan” as defined in section 414(j) of the Internal Revenue Code (26 U.S.C. 414(j)), or a State general fund; (iii) a plan or program of a government entity; and (iv) officers, agents, or employees of the State or political subdivision or any agency, authority or instrumentality thereof, acting in their official capacity.

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PART 3

HIGHLY CONFIDENTIAL & TRADE SECRET

INVESTOR DATA SHEET

1.	The Investor:

Full Name of Investor (no initials):  __________________________________________________________________________________________

Social Security Number or Taxpayer Identification Number16 (please identify the document being referenced):  __________________________

Principal Place of Business or Address of Investor:

(Street Address)

(Street Address)

(City)	(State)	(Post/Zip Code)	(Country)

(Telephone)		(Facsimile)

2.	In providing the following contact information, please freely indicate where information requested is identical to information previously supplied.

SEND CORRESPONDENCE TO:

Primary Correspondence Contact:		Additional Correspondence Contact(s):

(Name)		(Name)

(Company)		(Company)

(Street Address)		(Street Address)

(City)	(State) (Post/Zip Code)	(City)	(State) (Post/Zip Code)

(Telephone)		(Telephone)

(Facsimile)		(Facsimile)

(Email Address)		(Email Address)

[16]	If the Investor is investing as a joint tenant or tenant in common, please provide the applicable information for each joint tenant or tenant in common. If the Investor is a grantor of a “grantor trust,” or a “grantor trust” with multiple grantors, please provide the applicable information for each grantor.

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SEND CAPITAL CALL NOTICES TO:

Primary Capital Call Contact:		Additional Capital Call Contact(s):

(Name)		(Name)

(Company)		(Company)

(Street Address)		(Street Address)

(City)	(State) (Post/Zip Code)	(City)	(State) (Post/Zip Code)

(Telephone)		(Telephone)

(Facsimile)		(Facsimile)

(E-mail Address)		(E-mail Address)

SEND DISTRIBUTIONS TO:

Wiring Instructions:

Name of Bank

Address of Bank

ABA Number

Account Number

Name Under Which Account Is Held

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3.	Form of ownership of the Interest (individuals must check one):

☐	Individual	☐	Joint Tenants with right of survivorship (each must sign and complete the appropriate IRS Form)	☐	Tenants-in-Common (each individual must sign and complete the appropriate IRS Form)

Form of ownership of the Interest (entities must check one):

☐ Corporation	☐ Partnership	☐ Limited Liability Company
☐ Trust	☐ Foundation	☐ Endowment
☐ Employee Benefit Plan	☐ Keogh Plan	☐ Individual Retirement Account
☐ Governmental Plan	☐ Other:______________

Additional questions for entities only:

State or other jurisdiction in which incorporated or formed: ___________________________________________________________________________

Date of incorporation or formation: _______________________________________________________________________________________________

Is the Investor an investment fund registered as an investment company under the Investment Company Act (a “Registered Fund”), or an affiliate of a Registered Fund, or a Person controlling, controlled by or under common control with a Registered Fund?

	☐ Yes	☐ No

Is the Investor a “broker-dealer” (as defined under the Securities Act)?	☐ Yes	☐ No

Is the Investor an associated person, affiliate or employee (or an immediate family member of an employee) of a broker-dealer?	☐ Yes	☐ No

If Yes, please state the name of the broker-dealer:

Is the Investor a registered representative of a broker-dealer?	☐Yes	☐ No

If Yes, please state the name of the broker-dealer:

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Additional questions for individuals only:

Indicate the current occupation and employer of the Investor, any for-profit boards of directors on which the Investor sits, and any corporate officer positions the Investor holds:

Indicate the type of entity of such employer (e.g., public/private company, alternative investment fund, broker/dealer, investment adviser, other financial services firm or other business):

(Please update employment information as and when it may change. In addition, the Investor may be contacted by the Advisor at a later date to provide additional information regarding its employment. Investors who are employed by the Advisor or an Affiliate of the Advisor need not complete these additional questions.)

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PART 4

HIGHLY CONFIDENTIAL & TRADE SECRET

SIGNATURE PAGE

This page constitutes the signature page for the Subscription Agreement, which includes, without limitation, the power of attorney contained therein, the Investor Questionnaire, the Investor Data Sheet and the Anti-Money Laundering Questionnaire, and evidences your agreement to be bound by the terms and conditions of the Fund Documents and permits the Advisor to execute the LLC Agreement as your attorney-in-fact. The parties hereto have executed this Subscription Agreement on the date written below, with effect as of the date accepted and agreed by the Advisor.

$_____________________________________________________	________________________________________, _____
Amount of Capital Commitment	Date

INDIVIDUALS	ENTITIES

Signature of Investor	Name of Entity (Please type or print)

By:
Full Name of Investor (Please type or print)	Signature

Full Name of Spouse if Co-Owner (Please type or print)	Name of Authorized Signatory (Please type or print)

Signature of Spouse if Co-Owner	Title of Authorized Signatory (Please type or print)

[Signature Page to the Subscription Agreement of OHA Senior Private Lending Fund (U) LLC]

HIGHLY CONFIDENTIAL & TRADE SECRET

ADDITIONAL GENERAL PARTNER SIGNATURE PAGE

ACCEPTED AND AGREED
this _____ day of _____________, ____.

INVESTOR NAME: _______________________________

AS TO A CAPITAL COMMITMENT OF $ _____________________

REMAINING AMOUNT OF CAPITAL COMMITMENT THAT CAN BE
ACCEPTED AS OF A SUBSEQUENT CLOSING DATE:
$_____________________

OHA SENIOR PRIVATE LENDING FUND (U) LLC

By:
	Name:	Gerard Waldt
	Title:	Chief Financial Officer

OHA PRIVATE CREDIT ADVISORS II, L.P.

By:	Oak Hill Advisors, L.P., its general partner

By:
	Name:	Gregory S. Rubin
	Title:	Vice President and Secretary

[Signature Page to the Subscription Agreement of OHA Senior Private Lending Fund (U) LLC]

HIGHLY CONFIDENTIAL & TRADE SECRET

ADDITIONAL GENERAL PARTNER SIGNATURE PAGE

ACCEPTED AND AGREED
this _____ day of _____________, ____.

INVESTOR NAME: _______________________________

AS TO A CAPITAL COMMITMENT OF $ _____________________

REMAINING AMOUNT OF CAPITAL COMMITMENT THAT CAN BE ACCEPTED AS OF A SUBSEQUENT CLOSING DATE: $_____________________

OHA SENIOR PRIVATE LENDING FUND (U) LLC

By:
	Name:	Gerard Waldt
	Title:	Chief Financial Officer

OHA PRIVATE CREDIT ADVISORS II, L.P.

By:	Oak Hill Advisors, L.P., its general partner

By:
	Name:	Gregory S. Rubin
	Title:	Vice President and Secretary

[Signature Page to the Subscription Agreement of OHA Senior Private Lending Fund (U) LLC]

HIGHLY CONFIDENTIAL & TRADE SECRET

PART 5

HIGHLY CONFIDENTIAL & TRADE SECRET

Privacy Notice

COMMITMENT TO PRIVACY

This Privacy Notice is provided by OHA Private Credit Advisors II, L.P. and its affiliated entities listed at the end of this Privacy Notice (collectively, the “Firm” or “we”). The Firm is committed to handling “non-public personal information” and “personal data” relating to its natural person clients and investors, and natural persons affiliated with its corporate clients and investors, responsibly and in accordance with applicable laws, rules and regulations.

Technology has dramatically changed the way information of all kinds is gathered, used and stored, but the importance of preserving the security and confidentiality of information has remained a core value of the Firm. The Firm recognizes and respects the privacy expectations of its clients, investors and their affiliated individuals. Confidentiality and protection of non-public personal information and personal data are among its fundamental responsibilities. The Firm adheres to the policies and practices described in this Privacy Notice regardless of whether a client or investor is a current or former client or investor.

This Privacy Notice is current as of the date hereof, but as circumstances or requirements change, the Firm may need to amend this Privacy Notice. The Firm will notify its then-current clients and investors of any material amendment.

WHAT WE NEED YOU TO DO

Please provide this Privacy Notice to any natural persons whose Personal Information (as defined below) may be provided to the Firm. In addition, to the extent the Firm is provided with sensitive non-public personal information (as defined below), we recommend it is encrypted before being sent.

KEY CONCEPTS

In this Privacy Notice, “Relevant Individual” means any natural person client or investor, or any natural person affiliated with a client or investor (such as an employee, director, officer, partner, member, shareholder, beneficial owner, affiliate, agent or representative), who provides “non-public personal information” or “personal data” to the Firm. Such information may be provided through subscription agreements, investor questionnaires, investment advisory agreements, account applications, other forms or agreements and correspondence (written, telephonic or electronic).

“Personal data” is certain information relating to an identified or identifiable natural person (as further defined in the EU or UK General Data Protection Regulation (Regulation (EU) 2016/679) and any relevant transposition of, or successor or replacement to, that regulation (together, the “European Data Protection Legislation”), in the Cayman Islands Data Protection Act and related regulations, and any successor or replacement to such law or regulations (together, the “Cayman Data Protection Legislation”)) and other applicable laws and regulations relating to privacy, data protection, breach notification, or the processing of personal information (collectively “Applicable Privacy Laws”). This Privacy Notice contains the information required to be disclosed under Applicable Privacy Laws. For purposes of the Cayman Islands Data Protection Act, the Fund is the data controller. “Non-public personal information” is any personally identifiable, financial information relating to natural persons that is not publicly available. We refer in this Privacy Notice to “personal data” and “non-public personal information” together as “Personal Information”.

PERSONAL INFORMATION COLLECTED

The Firm may collect and process some or all of the following categories of Personal Information:

■	contact information;

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■	full name, residential address and date of birth;

■	information about a Relevant Individual’s interests in funds (such as account balances and percentage interests);

■	other financial information (e.g., assets, net worth, income, investments, beneficial interests, investment history, bank account details and other personal financial data);

■	employment information; and

■	government-issued identification details (e.g., social security number), passport, utility bills and other background or identity information.

Where the client or investor is an individual, the Firm will usually collect this information directly from the individual. Where the client or investor is a corporate entity, the Firm will usually collect the information from the client or investor or their professional advisors. In some cases, the Firm may receive the information from a third party, such as a background check provider.

USES OF PERSONAL INFORMATION

The Firm will use Personal Information for some or all of the following purposes:

■	on the basis of its legitimate interests in managing its relationship with the client or investor;

■	on the basis of its legitimate interests in managing its business operations and information technology resources (for example, managing internal directories and client relationship management systems);

■	on the basis of its legitimate interests in protecting the Firm, its employees, clients, investors, trading partners and others;

■	to address legal requirements (including laws designed to protect the integrity of the financial sector, which require measures such as anti-money laundering, counter-terrorist financing, prevention of proliferation financing and sanctions screening checks and the recording of calls and emails); and

■	for Firm-related informational or marketing communications, where appropriate and permitted by applicable law, as part of the Firm’s legitimate business interest.

From time to time, the Firm may also use a Relevant Individual’s Personal Information in other situations, such as with the Relevant Individual’s consent.

Where the Firm requests Personal Information in connection with entering into an investment relationship or during the course of that relationship, unless it notes otherwise when making the request: (i) provision of the Personal Information is mandatory and in most cases is necessary for the Firm to meet statutory or regulatory obligations, and (ii) failure to provide the information may result in denial of the opportunity to enter into, or remain in, the investment relationship. Please contact the Firm with any questions about whether the provision of any particular Personal Information is required in any particular case.

DISCLOSURES OF PERSONAL INFORMATION

For the purposes described in the previous section, where permitted by applicable law, the Firm may share Personal Information in some or all of the following ways:

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■	with the client or investor;

■	within the Firm;

■	with other entities that assist the Firm in carrying out the activities described above, including professional advisors, technology providers, auditors, administrators, registrars, depositaries and other service providers;

■	with regulatory bodies and governmental authorities;

■	with other participants in certain transactions with the Firm (for example, to assist a third party in discharging their legal obligations in respect of, for example, anti-money laundering legislation and to honor their legal right to obtain a recording of certain regulated calls or a copy of certain regulated electronic communications between the Firm and that third party);

■	with other third parties (such as litigants, or an acquirer or others connected with an acquisition or similar transaction involving the Firm); and

■	with agents, delegates, or related, associated or affiliated entities of the foregoing.

From time to time, the Firm may also share a Relevant Individual’s Personal Information in other situations, such as at the Relevant Individual’s request.

Personal Information may be transferred to countries that may not have the same or equivalent data protection laws as those of the Relevant Individual’s home country. For example, the Personal Information may be transferred among the Firm’s offices in the United States, the United Kingdom, Luxembourg, Australia or Hong Kong, as well as to any other countries where the recipients of the transfers described above are located. Where required, the Firm makes such transfers in compliance with the Applicable Privacy Laws, such as through the use of model contractual clauses (as published by the European Commission).

SECURITY OF PERSONAL INFORMATION

The Firm restricts access to Personal Information to those of its employees, partners, officers, consultants, advisors and service providers who reasonably need to know that information to provide products or services to the relevant client or investor or as otherwise required by law. The Firm maintains physical, electronic, and procedural safeguards that comply with applicable laws, rules and regulations to guard Personal Information. The specific security measures the Firm uses in a particular context depend on that context, but the Firm draws from measures such as access controls, malware defenses, encryption, facility security, and various monitoring strategies. The Firm also maintains incident response procedures.

RETENTION OF PERSONAL INFORMATION

The Firm may retain Personal Information for so long as necessary for the purposes described above, unless a longer retention period is required or permitted by applicable law. To provide security and business continuity for the activities described in this Privacy Notice, the Firm may make backups of certain data, which it may retain for longer than the original data.

RIGHTS AND CHOICES

Where the European Data Protection Legislation or the Cayman Data Protection Legislation applies, Relevant Individuals may have the right to:

■	In certain cases, object to the Firm’s processing of their Personal Information.

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■	Request access to their Personal Information (commonly known as a “data subject access request”). This enables the Relevant Individual to receive a copy of the Personal Information the Firm holds about them as well as certain details about its processing to be able to check that the Firm is processing it lawfully.

■	Request correction of the Personal Information that the Firm holds about them. This enables Relevant Individuals to have any incomplete or inaccurate information the Firm holds about them corrected.

■	Request erasure of their Personal Information. This enables Relevant Individuals to ask the Firm to delete or remove Personal Information if the Firm does not need to continue to process it. Relevant Individuals also have the right to ask the Firm to delete or remove their Personal Information where they have exercised their right to object to processing (see above).

■	Request the restriction of processing of their Personal Information. This enables Relevant Individuals to ask the Firm to suspend the processing of their Personal Information, if, for example, the Relevant Individual wants the Firm to establish its accuracy or the reason for processing it.

■	Request to receive a copy of their Personal Information in a machine-readable, commonly used and structured format, or to have it transmitted in such format to a third party.

These rights may apply under other Applicable Privacy Laws as well. If a Relevant Individual wishes to exercise any of these rights, they should contact the Firm using the contact details below. The various rights are not absolute and each is subject to certain exceptions, qualifications and conditions. For example, if a Relevant Individual wishes to object to processing, the Firm may need to discuss with the Relevant Individual whether its use of their Personal Information needs to continue for other lawful purposes, such as fulfilment of a legal or contractual requirement.

The Firm will respond to a Relevant Individual’s request within the legally mandated deadline for a response. In some cases, the Firm may not be able to fulfill the request to exercise the right by this date and may need more time. Where the Firm cannot provide a full response to the Relevant Individual for any reason, the Firm will let the Relevant Individual know about this in its initial reply to the request.

Where these rights apply, a Relevant Individual will not normally have to pay a fee to access their Personal Information (or to exercise any of the other rights described above). In some cases, the Firm may charge a reasonable fee if the request for access is unfounded or excessive, or if the Relevant Individual requests multiple copies of the information. Alternatively, the Firm may refuse to comply with the request in such circumstances. The Firm may need to request specific information from the Relevant Individual to confirm their identity and ensure their right to access the Personal Information (or to exercise any of their other rights).

If Relevant Individuals have any questions, concerns or complaints relating to the Firm’s handling of their Personal Information, they should contact the Firm as described below. Relevant Individuals may also contact the relevant governmental authority (e.g., the Cayman Islands Ombudsman, for Cayman Islands funds, or the UK Information Commissioner’s Office, for UK individuals) with a complaint related to the Firm’s handling of their Personal Information. However, the Firm invites Relevant Individuals to allow the Firm to try to resolve the situation directly. Privacy is important to the Firm, and the Firm will do its best to address any concerns.

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CONTACTING THE FIRM

To exercise any rights under this Privacy Notice or applicable law (including to request further information on the mechanisms the Firm has put in place in relation to Personal Information transfers outside the Cayman Islands, the European Union and/or the UK), to notify the Firm of your preferences, or to provide the Firm with complaints, concerns or questions, please contact the Firm via oakhilladvisorsupdate@oakhilladvisors.com, as well as, if your notice relates to your rights under the European Data Protection Legislation, via GDPR@oakhilladvisors.com.

Oak Hill Advisors entities:

Oak Hill Advisors (Europe), LLP

OHA (UK) LLP

Oak Hill Advisors (U.K. Services) Limited

OHA Services Sarl

Oak Hill Advisors (Hong Kong) Ltd.

Oak Hill Advisors (Australia) Pty. Ltd.

OHA Strategic Credit III GenPar, LLP

OHA Strategic Credit Fund III, L.P.

OHA Strategic Credit Master Fund III, L.P.

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PART 6

HIGHLY CONFIDENTIAL & TRADE SECRET

TAX FORMS

The Investor is required to submit appropriate tax forms. If the Investor is two or more individuals that are purchasing the Interest as either joint tenants with right of survivorship or tenants-in-common, please note that each individual must sign and complete the appropriate IRS Form in accordance with its specific instructions.

Please carefully review the instructions accompanying the IRS Form that the Investor is completing. The Advisor will not consider an IRS Form complete unless the Investor has submitted all statements, certifications or other documents required by the applicable IRS Form.

Please note that the Investor may be required to provide updated tax forms (and certain other information from time-to-time, including, without limitation, revised forms that may be published after the date hereof pursuant to FATCA).

The most current version of the IRS Form W-9 and its instructions are located at the website listed below.

Form W-9

http://www.irs.gov/pub/irs-pdf/fw9.pdf

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PART 7

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ANTI-MONEY LAUNDERING QUESTIONNAIRE

In order for the Company, the Advisor and/or any of their respective Affiliates to comply with applicable anti-money laundering and counter-terrorist financing laws and regulations and applicable sanctions lists, please provide the information requested below:

1.	Investor Information:

(a)	Is the Investor a regulated financial institution?

☐ Yes                 ☐ No

If the Investor answered “yes,” please provide the name of the Investor’s regulator, the Investor’s registration number and evidence of regulatory status:

(b)	If the Investor answered “Yes” to Question 1(a) above, is the regulator:

i.	based in a jurisdiction that is a member of the Financial Action Task Force on Money Laundering and is not being FATF monitored (a “FATF Member Jurisdiction”)?

☐ Yes                 ☐ No

ii.	based in a jurisdiction that is a member of the Organization for Economic Cooperation and Development (an “OECD Jurisdiction”)?

☐ Yes                 ☐ No

iii.	in a country assessed by the Company as having a low degree of risk of money laundering and terrorist financing in accordance with the Cayman Islands Anti-Money Laundering Regulations?

☐ Yes                 ☐ No

(c)	If the Investor answered “No” to Question 1(a) above, please provide the name of the jurisdiction in which the Investor is based:

(d)	Is the Investor:

i.	based in a jurisdiction that is a FATF Member Jurisdiction?

☐ Yes                 ☐ No

ii.	based in an OECD Jurisdiction?

☐ Yes                 ☐ No

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iii.	in a country assessed by the Company as having a low degree of risk of money laundering and terrorist financing in accordance with the Cayman Islands Anti-Money Laundering Regulations?

☐ Yes                 ☐ No

(e)	Is the Investor a company quoted or listed on a stock exchange?

☐ Yes                 ☐ No

If the Investor answered “yes,” please provide the ticker (or other applicable reference number), the name of the stock exchange and the jurisdiction of the stock exchange:

(f)	Is the Investor a central or local government, statutory body or agency of government?

☐ Yes                 ☐ No

If the Investor answered “yes,” please provide the name of the home state authority and the nature of its relationship with the Investor:

(g)	Is the Investor a majority-owned subsidiary or pension scheme (or similar) of an entity that is one of the entity types listed above in Questions 1(a), 1(d) or 1(e)?

☐ Yes                 ☐ No

If the Investor answered “yes,” please provide further details:

(h)	Is the Investor a fund?

☐ Yes                 ☐ No

If the Investor answered “yes,” please provide the name of the fund manager, its regulated status and evidence of its regulated status:

2.	Bank Account Information:

(a)	Please list the bank name, account names and the country of the bank from which the Investor’s Capital Contributions to the Company are intended to be made.

Bank Name:__________________________________________________________________________________________

Account Name:________________________________________________________________________________________

Country:_____________________________________________________________________________________________

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(b)	Do the Capital Contributions that the Investor plans to make to the Company come from bank accounts outside of the United States?

☐ Yes                 ☐ No

(c)	If the answer is “yes” to Question 2(b) above, will all such bank accounts be located in a FATF Member Jurisdiction?

☐ Yes                 ☐ No

3.	Identification Information:

To be completed by natural persons:

(a)	Country of primary residence (domicile) of the Investor:

(b)	Date of birth of the Investor:

(c)	Current occupation and business affiliation(s) of the Investor:

(d)	Current residential address of the Investor:

(e)	Please describe the source of the Investor’s funds that will be used to make Capital Contributions to the Company.

To be completed by entities:

(a)	State (if applicable) and country in which incorporated or formed:________________________________________________

(b)	Date of incorporation or formation:________________________________________________________________________

(c)	Entity registration number: ______________________________________________________________________________

(d)	Type of business of the Investor:__________________________________________________________________________

(e)	Address of the principal office/headquarters of the Investor:____________________________________________________

(f)	Please describe the source of the Investor’s funds that will be used to make Capital Contributions to the Company.

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4.	Identification Documentation:

(a)	For investors that are individuals: Please provide certified copies of (i) a passport with picture page or non-U.S. persons may also provide an alien identification card number, or number and country of issuance of any other government-issued document evidencing nationality or residence and bearing a photograph or similar safeguard; (ii) a recent utility bill (other than a mobile phone bill) or other reliable evidence verifying the investor’s current residential address; and (iii) a reference letter from a bank in a FATF Member Jurisdiction with which the individual has a current relationship and has maintained a relationship for at least two years.

If the Investor cannot provide the bank reference letter in (iii) above, the Investor consents to the Company obtaining a copy of the Investor’s credit report by checking the following box:    ☐

(b)	For investors that are entities (other than trusts): Please provide (a) (i) a list of all individuals who exercise control over the management of the Investor, such as: executive officers (e.g., Chief Executive Officer, Chief Financial Officer, Chief Operating Officer), managing members, directors or general partners, or any other individual(s) who regularly perform(s) similar functions and (ii) for two persons (where two such persons exist) from the foregoing list, the information required in clauses (i) and (ii) of Question 4(a) above; and (b) certified copies of: (i) a certificate of incorporation, articles of association, partnership agreement, limited liability company agreement or other similar organizational document; (ii) a mandate authorizing the subscription (e.g., a certified resolution or an excerpt from the Investor’s constitutive documents evidencing its authority to invest in an entity such as the Company); and (iii) authorized signatories list with specimen signatures (including all actual signatories on submitted documents).

(c)	For investors that are trusts: Please provide (a) (i) a list of all individuals who exercise control over the management of the Investor (such as the directors of the trustee or any other individual(s) who regularly perform(s) similar functions), the settlor(s), the grantor(s), the protector(s) (if any), the enforcer(s) (if any) and the beneficiaries (if any); and (ii) for all persons on the foregoing list, the information required in clauses (i) and (ii) of Question 4(a) above; and (b) certified copies of (i) the trust deed or other organizational document of the trust (such document(s) showing the full name of the trust and the nature and purpose of the trust), (ii) if the trustee of the trust is an entity, a certificate of incorporation, partnership agreement, limited liability company agreement or other similar organizational document of the trustee, (iii) a mandate authorizing the subscription (e.g., a certified resolution or an excerpt from the Investor’s constitutive documents evidencing its authority to invest in an entity such as the Company); and (iv) authorized signatories list with specimen signatures (including all actual signatories on submitted documents).

(d)	For all other types of investors, please contact State Street Global Services | Transfer Agency at:

nwalch@statestreet.com

altopsta@statestreet.com

(e)	For an example of how to properly certify any of the foregoing identification documents, please refer to the “Sample Form of Certification” (included as Appendix A to this Part 7 of this Subscription Booklet).

5.	Intermediaries: If the Investor (a) is investing in the Company for the beneficial interest of other underlying investors, such as, without limitation, in its capacity as an introducing firm, an asset aggregator, a nominee, a trustee, an agent, a representative, a fund-of-funds, a swap counterparty, or any other pooled or intermediary investment vehicle, or (b) has otherwise entered into, or proposes to enter into, any agreement with another person or entity which provides such person or entity with a beneficial or economic interest in the Interest, then the Investor must, in addition to providing the information and documents required by Question 4 above and Question 6 below, complete the “Certification of Intermediaries” (included as Appendix B to this Part 7 of this Subscription Booklet).

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6.	Certification of Beneficial Owners:

(a)	Please complete the table below and provide the requested information as set out in the table:

(i)       For investors that are entities (other than trusts or nominee/custodial accounts): for each individual, if any, who directly or indirectly, through any contractual arrangement, understanding, relationship or otherwise (I) owns 10% or more of the economic or beneficial interests of the Investor, (II) controls 10% or more of the voting rights attaching to the economic or beneficial interests of the Investor, or (III) controls the Investor or exercises ultimate control over the management of the Investor, and each entity who directly owns 10% or more of the economic or beneficial interests of the Investor.

(ii)       For investors that are nominee/custodial accounts: for each individual, if any, who directly or indirectly, through any contractual arrangement, understanding, relationship or otherwise (I) owns 10% or more of the nominee’s or custodian’s investment in the Company, (II) controls 10% or more of the voting rights attaching to the nominee’s or custodian’s investment in the Company or (III) controls the nominee/custodian or exercises ultimate control over the management of the nominee/custodian, and each entity who directly owns 10% or more of the nominee’s or custodian’s investment in the Company.

(iii)       For investors that are trusts: for each settlor, trustee, beneficiary (if the beneficiaries are not identifiable individuals, describe the class of persons in whose main interest the trust is set up) and any individual who has control over the trust (including the ability to dispose of, lend, advance, invest, pay or apply trust property; vary or terminate the trust; add or remove a person as beneficiary or to or from a class of beneficiaries; appoint or remove trustees or give another individual control over the trust; or can direct, withhold consent, or veto any of the foregoing powers).

(iv)       If no individual or entity meets the foregoing definitions, please write “Not Applicable”.

Name	Date of Birth / Formation Date and State/Country in which Incorporated or Formed	Primary Residential Address / Principal Place of Business	% of Economic / Beneficial Interest	Identification Number[17] (please identify the document being referenced)

[17]	For U.S. persons or entities, please provide (as applicable) a social security number or tax identification number. For non-U.S. persons or entities, please provide (as applicable) a passport number and country of issuance or a commercial registration number, tax registration number or similar registration number. In lieu of a passport number, non-U.S. persons may also provide an alien identification card number, or number and country of issuance of any other government-issued document evidencing nationality or residence and bearing a photograph or similar safeguard. Please identify the document being referenced.

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(v)       Please also provide the identifying documents (in accordance with Question 4 above) for each individual identified above.

(vi)       Please provide a document which explains your ownership / control structure. For example, structures charts, or organograms which set out both your internal control structure and your beneficial owners and percentages of such ownership, if available.

(b)	Please provide the following information for two individuals who exercise control over the management of the Investor, such as: an executive officer (e.g., Chief Executive Officer, Chief Financial Officer, Chief Operating Officer); managing member, director or general partner; or any other individual who regularly performs similar functions. (If appropriate, an individual already listed under Question 4 or Question 6(a) above may also be listed in this Question 6(b).) (If no individual or entity meets this definition, please write “Not Applicable”.)

Name and Title	Date of Birth	Primary Residential Address	Identification Number[18] (please identify the document being referenced)

7.	Investor Representation: The Investor represents and warrants that the information provided in this Part 7 and the background documentation and information provided hereunder are true and correct in all respects as of the date hereof. In addition, the Investor agrees that the representations, warranties and background documentation and information made or provided herein or pursuant to this Part 7 shall be deemed to be reaffirmed by the Investor as of any time the Investor purchases or otherwise acquires an additional Interest (or makes a Capital Contribution to the Company) and such purchase or acquisition (or Capital Contribution) shall be evidence of such reaffirmation, and if any of such representations or warranties made, or background documentation or information provided, ceases to be true, the Investor shall promptly notify the Advisor of the facts pertaining to such changed circumstances.

[18]	For U.S. persons, please provide a social security number. For non-U.S. persons, please provide a passport number and country of issuance. In lieu of a passport number, non-U.S. persons may also provide an alien identification card number, or number and country of issuance of any other government-issued document evidencing nationality or residence and bearing a photograph or similar safeguard. Please identify the document being referenced.

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IN WITNESS WHEREOF, the undersigned has executed this Anti-Money Laundering Questionnaire this      day of                        , 20       .

INDIVIDUALS	ENTITIES

Signature	Name of Entity
(Please type or print)

By:
Full Name of Investor (Please type or print)	Name: Title:

[Signature Page to Anti-Money Laundering Questionnaire]

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APPENDIX A

SAMPLE FORM OF CERTIFICATION

Part 1: Sample Form of Certification

The second sentence can be removed if it is not a photo ID document:

I hereby certify that this is a true copy of the original documentation, which I have seen. I further certify that the photograph in the identification document bears a true likeness to the individual named ____________________. This certification is made on this _____ day of ___________, 20__.

Signature

Full Name of Certifier (Please type or print)

Title of Certifier

Name of Entity at which Certifier works

Address of Certifier

Phone Number of Certifier

Part 2: Approved Certifiers (who may sign as certifier):

●	Lawyer (for a corporate entity, this means an external lawyer)

●	Accountant (for a corporate entity, this means an external accountant)

●	Director, officer or manager of a regulated credit or financial institution

●	Notary Public, member of the judiciary (i.e., judge or other court officer)

●	Senior civil servant or an active police or custom’s officer

●	Officer of an embassy, consulate or high commission of the country of issue of the document

Please note that an individual may not certify: (a) their own documents, or (b) documents or persons related to, living with, or in a relationship with them even if the individual falls within one of the “approved certifier” categories above.

HIGHLY CONFIDENTIAL & TRADE SECRET

APPENDIX B

CERTIFICATION OF INTERMEDIARIES

TO BE COMPLETED ON THE LETTERHEAD OF THE INTERMEDIARY

To: OHA Senior Private Lending Fund (U) LLC

In connection with the purchase of a limited liability company interest (the “Interest”) in OHA Senior Private Lending Fund (U) LLC (the “Company”) by _____________________________ [Insert Investor’s Name] (the “Intermediary”) on behalf of third parties having a beneficial or economic interest in the Interest subscribed for by the Intermediary (the “Underlying Investors”), the Intermediary hereby agrees to the following. Capitalized terms used but not defined herein shall have the meanings set forth in Annex A to this Certification of Intermediaries.

I.            General Provisions. The Intermediary represents, warrants and agrees that it:

A.          has all requisite power and authority from the Underlying Investors to execute and perform the obligations under the Subscription Agreement (including, without limitation, the Parts referred to therein), by and between the Intermediary and the Company, dated as of ____________ __, 202_, and executed by the Intermediary (the “Subscription Agreement”);

B.           has made the representations, warranties and covenants in the Subscription Agreement on behalf of itself and the Underlying Investors;

C.           has carried out (and will continue to carry out) at least the investor identification procedures set forth in Section III below with respect to all Underlying Investors and the other anti-money laundering and counter-terrorist financing procedures discussed below (together, the “Anti-Money Laundering Procedures”); and

D.           will, upon request, provide any information and/or documentation related to the Anti-Money Laundering Procedures performed with respect thereto, including, without limitation, an anti-money laundering certificate.

II.           Provisions Relating to Intermediary’s Anti-Money Laundering Program.

A.          The Intermediary represents and warrants that it has adopted and implemented anti-money laundering and counter-terrorist financing policies, procedures and controls that are reasonably designed to prevent money laundering, terrorist financing and other criminal activities.

B.           The Intermediary will, upon request, provide the Company and Advisor with a copy of its anti-money laundering and counter-terrorist financing policies, procedures and controls, and will thereafter immediately provide the Company, any administrator of the Company and the Advisor with any material amendments thereto. The Intermediary represents and warrants that it strictly adheres to, and will at all times during its relationship with the Company strictly adhere to, its anti-money laundering and counter-terrorist financing policies, procedures and controls. The Intermediary agrees to provide such information and execute and deliver such documents as the Company, any administrator of the Company or the Advisor may deem reasonably necessary to comply with any and all laws and ordinances to which the Company, any administrator of the Company or the Advisor is or may be subject, or pursuant to any governmental or regulatory requests.

III.         Provisions Relating to Underlying Investors.

A.           The Intermediary will, in accordance with its anti-money laundering and counter-terrorist financing policies, procedures and controls, verify the identities of, identify the source of funds of, understand the ownership and control structure of, and conduct due diligence (and, where appropriate, enhanced due diligence) and obtain a description of the funds that will be used to make capital contributions with regard to, any Underlying Investor and, where applicable, the principal beneficial owners on whose behalf an Underlying Investor is seeking to make an investment.

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B.           The Intermediary will obtain evidence of the identity of each Underlying Investor and, if applicable, the direct or indirect 10% or more economic/beneficial owners of any Underlying Investor or any person or entity on whose behalf the Underlying Investor is seeking to make an investment, maintain such evidence for at least six years from the date of an Underlying Investor’s complete sale of its indirect interest in the Interest, and agrees upon request to make such information available to the Company, any administrator of the Company or the Advisor and to provide a written certificate of a senior officer of the Underlying Investor with respect to the foregoing.

C.           The Intermediary will take all reasonable steps to ensure that it does not make an investment, directly or indirectly, for or on behalf of :

1.           a Foreign Shell Bank;

2.           a person or entity with whom dealings are restricted or prohibited (whether because such person or entity is targeted on a sanctions list, is owned by, controlled by, or acting on behalf of a sanctioned person, or located or organized in a sanctioned jurisdiction or territory) under any of the following economic sanctions regimes:

a.            the United States sanctions administered by the Department of Treasury, Office of Foreign Assets Control (“OFAC”), Department of Commerce, Bureau of Industry and Security, or Department of State;

b.            the United Kingdom sanctions administered by Her Majesty’s Treasury;

c.            the sanctions administered by the jurisdiction or jurisdictions of organization and operation of the Intermediary, or

d.            such other jurisdictions as may be identified to the Intermediary by the Company, any administrator of the Company or the Advisor; or

3.           a person or entity located, organized, or operating in a country or territory that is, or that itself is (a) designated as non-cooperative with international anti-money laundering principles or procedures by an intergovernmental group or organization, such as the Financial Action Task Force, of which each of the United States and the United Kingdom is a member, (b) the subject of an advisory issued by the Financial Crimes Enforcement Network of the U.S. Treasury Department, or (c) designated by the Secretary of the Treasury under Section 311 of the USA PATRIOT Act as warranting special measures due to money laundering concerns (any of (a), (b) or (c), a “Prohibited Investor”).

D.           Prior to making an investment for or on behalf of a high-risk Underlying Investor, the Intermediary will conduct enhanced due diligence with regard to such high-risk Underlying Investor, as provided by the Intermediary’s anti-money laundering and counter-terrorist financing policies, procedures and controls, in addition to the Intermediary’s routine investor identification procedures, and reasonably confirm that such high-risk Underlying Investor is not violating applicable anti-money laundering and counter-terrorist financing laws and regulations.

IV.       Provisions Relating to Suspicious Activity.

A.          The Intermediary represents and warrants that (a) it has taken reasonable steps to confirm whether any Underlying Investor (or any person or entity having a beneficial interest in the Underlying Investor) is, or has in the last 12 months been, a Senior Political Figure, or a member of a current Senior Political Figure’s Immediate Family or a Close Associate of a current Senior Political Figure and (b) to the extent the Intermediary confirms that an Underlying Investor (or any person or entity having a beneficial interest in the Underlying Investor) is, or has in the last 12 months been, a current Senior Political Figure, a member of a current Senior Political Figure’s Immediate Family or a Close Associate of a current Senior Political Figure, it has undertaken additional due diligence with respect to such Underlying Investor (and such person or entity having a beneficial interest in such Underlying Investor) to reasonably confirm that their direct or indirect beneficial interests in the Company do not violate any applicable anti-money laundering and counter-terrorist financing laws or regulations.

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B.           The Intermediary will immediately notify the Company, any administrator of the Company and the Advisor if it knows, or has reason to suspect, that an existing or prospective Underlying Investor, or the principal beneficial owners on whose behalf an existing or prospective Underlying Investor has made or is seeking to make an investment, is a Prohibited Investor.

C.           The Intermediary agrees immediately to notify the Company, any administrator of the Company and the Advisor if it becomes aware of any suspicious activity or pattern of activity or any activity that may require further review to determine whether the activity or pattern of activities is suspicious.

IN WITNESS WHEREOF, the Intermediary has executed this Certification of Intermediaries as of the __ day of __________, 20__.

INDIVIDUALS	ENTITIES

Signature	Name of Entity
(Please type or print)

By:
Full Name of Investor (Please type or print)	Name: Title:

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ANNEX A

ANNEX A TO CERTIFICATION OF INTERMEDIARIES

DEFINITIONS

“Close Associate” of a senior political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior political figure, and includes a person who is in a position to conduct substantial financial transactions on behalf of the senior political figure. A “close associate” also includes persons who are known to have joint beneficial ownership of legal entities or legal arrangements, or any other close business relations, with a senior political figure and natural persons who have sole beneficial ownership of a legal entity or legal arrangement that is known to have been set up for the de facto benefit of a senior political figure.

“Foreign Bank” means an organization that (i) is organized under the laws of a foreign country, (ii) engages in the business of banking, (iii) is recognized as a bank by the bank supervisory or monetary authority of the country of its organization or principal banking operations, (iv) receives deposits to a substantial extent in the regular course of its business, and (v) has the power to accept demand deposits, but does not include the U.S. branches or agencies of a foreign bank.

“Foreign Shell Bank” means a Foreign Bank without a Physical Presence in any country, but does not include a Regulated Affiliate.

“Immediate Family” includes the political figure’s parents, siblings, spouse (or person considered to be equivalent to a spouse), children (and their spouses or persons considered to be equivalent to a spouse) and in-laws.

“Physical Presence” means a place of business that is maintained by a Foreign Bank and is located at a fixed address, other than solely a post office box or an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities, at which location the Foreign Bank (i) employs one or more individuals on a full-time basis, (ii) maintains operating records related to its banking activities, and (iii) is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities.

“Regulated Affiliate” means a Foreign Shell Bank that (i) is an affiliate of a depository institution, credit union or Foreign Bank that maintains a Physical Presence in the United States or a foreign country, as applicable, and (ii) is subject to supervision by a banking authority in the country regulating such affiliated depository institution, credit union or Foreign Bank.

“Senior Political Figure” is defined as a person who is or has been entrusted with a prominent public function in the executive (including regional governments in federalized systems and devolved administrations), legislative, administrative, foreign service (including ambassadors and charge d’affaires), military (including high-ranking officers in the armed forces) or judicial branches of a government (whether elected or not), a senior official of a major political party (being a political party that has some representation in a national or supranational parliament or similar legislative body), a senior executive of a government-owned corporation, members of courts of auditors or the board of a central bank. A “senior political figure” also includes the directors, deputy directors and members of the board or equivalent of international public organizations. In addition, a “senior political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior political figure.

“USA Patriot Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT) Act of 2001 (Pub. L. No. 107).

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